TRUST INDENTURE

BETWEEN

TALISMAN ENERGY INC.

AND

COMPUTERSHARE TRUST COMPANY OF CANADA

Made as of

December 19, 2005

TABLE OF CONTENTS

Page

1.

INTERPRETATION

1

1.1

Definitions

1

1.2

Meaning of "Outstanding" for Certain Purposes

9

1.3

Interpretation not Affected by Headings

9

1.4

Currency

9

1.5

References

9

1.6

Applicable Law

10

2.

ISSUE OF DEBENTURES

10

2.1

Issue Unlimited

10

2.2

Terms of the Debentures of any Series

10

2.3

Form

11

2.4

Form and Terms of Medium Term Notes

12

2.5

Issuance, Certification and Delivery of Medium Term Notes

13

2.6

Certification and Delivery of Additional Debentures

13

2.7

Execution of Debentures

14

2.8

Certification by Trustee

15

2.9

Interim Debentures

15

2.10

Issue of Substitutional Debentures

15

2.11

Pledge and Re-Issue of Debentures

16

2.12

Commencement of Interest

16

2.13

Debentures to Rank Pari Passu

17

2.14

Additional Terms

17

2.15

Issue of Global Debentures

17

2.16

Registration, Transfer, Exchange and Ownership of Global Debentures

18

3.

REGISTRATION, TRANSFER AND EXCHANGE OF DEBENTURES, OWNERSHIP OF DEBENTURES AND NOTICE TO DEBENTURE HOLDERS

20

3.1

Negotiability of Debentures and Coupons

20

3.2

Registered Debentures

21

3.3

Transferee entitled to Registration

21

3.4

No Notice of Trusts

21

3.5

Registers Open for Inspection

21

3.6

Exchanges of Debentures

22

3.7

Closing of Registers

22

3.8

Charges for Registration, Transfer and Exchange

22

3.9

Ownership of Debentures and Coupons

23

3.10

Payment Free from Equities

23

3.11

Evidence of Ownership

23

3.12

Notice to Debenture Holders

23

3.13

Notice to Corporation

24

3.14

Notice to Trustee

25

4.

REDEMPTION AND PURCHASE OF DEBENTURES

25

4.1

Applicability of Article

25

4.2

Partial Redemption

25

4.3

Notice of Redemption

25

4.4

Debentures Due on Redemption Dates

26

4.5

Deposit of Redemption Moneys

26

4.6

Cancellation of Debentures Redeemed

27

4.7

Purchase of Debentures by the Corporation

27

5.

COVENANTS OF THE CORPORATION

27

5.1

General Covenants

27

5.2

Not to Accumulate Interest

29

5.3

Performance of Covenants by Trustee

29

5.4

Method of Payment

29

6.

DEFAULT AND ENFORCEMENT

29

6.1

Events of Default

29

6.2

Acceleration on Default

31

6.3

Waiver of Default

31

6.4

Right of Trustee to Enforce Payment

32

6.5

Application of Moneys by Trustee

32

6.6

Notice of Payment by Trustee

33

6.7

Trustee May Demand Production of Debentures

33

6.8

Trustee Appointed Attorney

34

6.9

Remedies Cumulative

34

6.10

Judgment Against Corporation

34

6.11

Immunity of Shareholders, etc

34

6.12

Suits by Debenture Holders

34

7.

SATISFACTION AND DISCHARGE

35

7.1

Cancellation and Destruction

35

7.2

Non-Presentation of Debentures and Coupons

35

7.3

Repayment of Unclaimed Moneys to Corporation

35

7.4

Release from Covenants

36

7.5

Satisfaction

36

8.

SUCCESSOR COMPANIES

37

8.1

Certain Requirements in Respect to Mergers, etc

37

8.2

Vesting of Powers in Successor

38

9.

MEETINGS OF DEBENTURE HOLDERS

38

9.1

Right to Convene Meeting

38

9.2

Notice

38

9.3

Chairman

39

9.4

Quorum

39

9.5

Power to Adjourn

39

9.6

Show of Hands

39

9.7

Poll

39

9.8

Voting

40

9.9

Regulations

40

9.10

Corporation and Trustee may be Represented

41

9.11

Powers Exercisable by Extraordinary Resolution

41

9.12

Meaning of "Extraordinary Resolution"

42

9.13

Powers Cumulative

43

9.14

Minutes

43

9.15

Instruments in Writing

43

9.16

Binding Effect of Resolutions

44

9.17

Serial Meetings

44

9.18

Covenants Applicable to a Particular Series of Debentures

45

10.

SUPPLEMENTAL INDENTURES

46

10.1

Provisions for Supplemental Indentures for Certain Purposes

46

11.

CONCERNING THE TRUSTEE

47

11.1

Conditions Precedent to Trustee's Obligations to Act Hereunder

47

11.2

Evidence

48

11.3

Experts and Advisers

48

11.4

Documents, Moneys, etc. Held by Trustee

48

11.5

Trustee not Required to Give Security

49

11.6

Protection of Trustee

49

11.7

Compensation and Indemnification of Trustee

49

11.8

Replacement of Trustee

50

11.9

Power of Trustee to Protect Interest

50

11.10

Acceptance of Trust

50

11.11

Duty of Trustee

50

11.12

Provisions Relieving Liability

51

11.13

Material Conflict of Interest

51

11.14

Notice of Events of Default

51

11.15

Certificate of No Default

51

11.16

Trustee May Rely on Certain Documents

51

11.17

Evidence of Compliance

52

12.

FORM OF MEDIUM TERM NOTES

52

12.1

Form of Medium Term Notes

52

13.

ARTICLE

55

13.1

Counterparts and Formal Date

55

-#-

THIS TRUST INDENTURE made as of the 19th day of December, 2005.

BETWEEN:

TALISMAN ENERGY INC., a corporation incorporated under the Canada Business Corporations Act and having its head office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "the Corporation")

OF THE FIRST PART

AND:

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust corporation incorporated under the laws of Canada and having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "the Trustee")

OF THE SECOND PART

WITNESSETH THAT:

WHEREAS the Corporation deems it necessary for its corporate purposes to create and issue the Debentures to be created and issued in the manner hereinafter appearing;

AND WHEREAS the Corporation, under the laws relating thereto, is duly authorized to create and issue the Debentures to be issued as herein provided;

AND WHEREAS all things necessary have been done and performed to make the Debentures, when certified by the Trustee and issued as in this Indenture provided, valid, binding and legal obligations of the Corporation with the benefits and subject to the terms of this Indenture and to make this Indenture a valid and binding indenture in accordance with its terms;

NOW THEREFORE it is hereby agreed, covenanted and declared as follows:

1.

INTERPRETATION

1.1

Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings, namely:

(a)

"Additional Debentures" means Debentures of any one or more series, other than the first series of Debentures as described in Section 2.4, issued under this Indenture;

(b)

"business day" means any day other than a Saturday, Sunday or any other day that the Trustee in Calgary, Alberta is generally not open for business;

(c)

"Certificate of the Corporation" means a certificate in writing signed in the name of the Corporation by:

(i)

any two of the chairman of the board, the chief executive officer, the president, the executive vice-presidents, the vice-presidents and the treasurer of the Corporation; or

(ii)

any one of the foregoing together with the corporate secretary or assistant corporate secretary of the Corporation,

and may consist of one or more instruments so executed and may be combined with a Written Order of the Corporation;

(d)

"Certified Resolution" means a copy of a resolution certified by the corporate secretary or an assistant secretary of the Corporation under its corporate seal to have been duly passed by the directors and to be in full force and effect on the date of such certification;

(e)

"company" includes corporations, companies, associations, partnerships, limited liability companies, and business trusts;

(f)

"Consolidated Assets" means the aggregate amount of assets of the Corporation as set forth in the Corporation's most recent consolidated financial statements prepared in accordance with Generally Accepted Accounting Principles;

(g)

"Corporation" means the Party of the First Part and every corporate successor to or of the Party of the First Part which shall have complied with any applicable provisions of Article 8;

(h)

"Corporation's Auditors" means the external auditors of the Corporation at the date hereof, or any other independent firm of accountants duly appointed as auditors of the Corporation who are acceptable to the Trustee;

(i)

"Counsel" means a general counsel of the Corporation or other legal counsel who may be an employee of or counsel to the Corporation and who shall be acceptable to the Trustee;

(j)

"Current Assets" means current assets as determined in accordance with Generally Accepted Accounting Principles;

(k)

"Debentures" means the debentures, notes or other evidences of indebtedness of the Corporation issued and certified hereunder, or deemed to be issued and certified hereunder, including, without limitation, the Medium Term Notes, and for the time being outstanding, whether in definitive or interim form, and without limiting the generality of the foregoing:

(i)

"coupon Debentures" means Debentures which are issued with coupons attached thereto;

(ii)

"coupons" means the interest coupons attached or appertaining to coupon Debentures;

(iii)

"fully registered Debentures" means Debentures without coupons registered as to both principal and interest;

(iv)

"registered Debentures" where not qualified by other words means collectively fully registered Debentures, coupon Debentures registered as to principal only and non-interest bearing Debentures registered as to principal; and

(v)

"unregistered Debentures" means Debentures which are not registered Debentures and are in bearer form;

(l)

"Debenture holders" or "holders" means, with respect to registered Debentures, the several persons for the time being entered in the register or registers hereinafter mentioned as holders of any of the Debentures, and, with respect to unregistered Debentures, the bearers thereof for the time being;

(m)

"Depositary" means, with respect to the Debentures of any series issuable or issued in the form of one or more Global Debentures, the person designated as Depositary by the Corporation pursuant to Section 2.14, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean each person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Debentures of any series shall mean each Depositary with respect to the Global Debenture of such series;

(n)

"directors" means the board of directors of the Corporation, or whenever duly empowered, the executive committee, if any, of the board of directors of the Corporation, for the time being, and reference to action by the directors or by the board of directors shall mean action by the directors as a board or by the executive committee as such;

(o)

"Equity" means, as to any company, the owners' equity appearing in the company's most recent consolidated financial statements prepared in accordance with Generally Accepted Accounting Principles;

(p)

"Event of Default" means any of the events described in Section 6.1;

(q)

"Generally Accepted Accounting Principles" means generally accepted accounting principles which are in effect from time to time in Canada;

(r)

"Global Debenture" means a Debenture representing all or part of any series of Debentures, that is issued to and registered in the name of the Depositary for such series, or its nominee, pursuant to Section 2.15;

(s)

"Indebtedness", as to any company, means, without duplication, all items of indebtedness or liability which in accordance with Generally Accepted Accounting Principles would be considered to be indebtedness or liabilities of such company as at the date as of which indebtedness is to be determined, including Indebtedness for Borrowed Money;

(t)

"Indebtedness for Borrowed Money", as to any company, means, without duplication, the full amount of all liabilities of such company for the repayment, either in money or in property, of borrowed money, and the full amount of liabilities of others for the repayment, either in money or in property, of borrowed money that is guaranteed or endorsed (otherwise than for purposes of collection) by such company, or which such company is obligated, contingently or otherwise, to purchase, or on which such company is otherwise contingently liable, provided that a contingent liability for borrowed money shall only constitute Indebtedness for Borrowed Money where the amount thereof is recorded as a liability in the most recent consolidated financial statements of such company in accordance with Generally Accepted Accounting Principles;

(u)

"Medium Term Notes" means the Debentures designated as "Medium Term Notes" and referred to in Section 2.4 and Section 2.5;

(v)

"Periodic Offering" means an offering of Debentures of a series from time to time, the specific terms of which Debentures, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Corporation subject to the terms hereof, upon the issuance of such Debentures from time to time;

(w)

"Permitted Encumbrances" means any of the following:

(i)

liens for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which the Corporation or any Restricted Subsidiary shall be contesting in good faith;

(ii)

liens for any judgments rendered, or claims filed, against the Corporation or any Restricted Subsidiary which the Corporation or such Restricted Subsidiary shall be contesting in good faith;

(iii)

liens, privileges or other charges imposed or permitted by law such as carriers' liens, builders' liens, materialmen's liens and other liens, privileges or other charges of a similar nature which relate to obligations which are not due or delinquent or the validity of which the Corporation or the Restricted Subsidiary shall be contesting in good faith;

(iv)

undetermined or inchoate liens arising in the ordinary course of and incidental to construction or current operations of the Corporation or any Restricted Subsidiary which relate to obligations which are not due or delinquent, or the validity of which the Corporation or such Restricted Subsidiary shall be contesting in good faith;

(v)

encumbrances incurred or created in the ordinary course of business and in accordance with sound industry practice in respect of the joint development, operation or present or future abandonment of properties or related production or processing facilities as security in favour of any other owner or operator of such assets for the Corporation's or any Restricted Subsidiary's portion of the costs and expenses of such development, operation or abandonment provided that such costs or expenses are not due or delinquent;

(vi)

liens for penalties arising under non participation provisions of operating or similar agreements in respect of the Corporation's or any Restricted Subsidiary's properties;

(vii)

easements, rights-of-way, servitudes, zoning or other similar rights or restrictions in respect of land held by the Corporation or any Restricted Subsidiary (including, without limitation, rights-of-way and servitudes for railways, sewers, drains, pipe lines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which:

(A)

are in existence on the date of execution of this Agreement; or

(B)

do not, either alone or in the aggregate, materially detract from the value of such land or materially impair its use in the operation of the business of the Corporation or of any such Restricted Subsidiary;

(viii)

liens incurred in the ordinary course of the oil and gas business in respect of take or pay obligations under gas sales contracts;

(ix)

royalties, gross overriding royalties or other similar burdens on production in the ordinary course of business affecting the Corporation's or any Restricted Subsidiary's properties, or encumbrances in respect of such royalties, gross overriding royalties or other similar burdens;

(x)

security given to a public utility or any municipality or governmental or other public authority when required by such utility, municipality or authority in connection with the operations of the Corporation or any Restricted Subsidiary, to the extent such security does not materially detract from the value of any material part of the property of the Corporation or any such Restricted Subsidiary;

(xi)

cash or marketable securities deposited in connection with bids or tenders, or deposited with a court as security for costs in any litigation, or to secure workmen's compensation or unemployment insurance liabilities;

(xii)

reservations, limitations or provisos expressed in or affecting any grant of real or immovable property or any interest therein;

(xiii)

liens on cash or marketable securities of the Corporation or any Restricted Subsidiary granted in the ordinary course of business in connection with:

(A)

any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate insurance and other similar agreements or arrangements;

(B)

any interest rate swap agreements, forward rate agreements, interest rate cap or collar agreements or other similar financial agreements or arrangements; or

(C)

any agreements or arrangements entered into for the purpose of hedging product prices;

(xiv)

pre-existing encumbrances on assets when acquired or when the owner thereof becomes a Restricted Subsidiary, or encumbrances given by such Restricted Subsidiary on other assets of such Restricted Subsidiary in compliance with obligations under trust deeds or other instruments entered into prior to its becoming a Restricted Subsidiary;

(xv)

Purchase Money Mortgages;

(xvi)

security in respect of Current Assets given in the ordinary course of business to any financial institution to secure any Indebtedness payable on demand or maturing (including any right of extension or renewal) 18 months or less after the date such Indebtedness is incurred or the date of any renewal or extension thereof;

(xvii)

security given by the Corporation in favour of a Restricted Subsidiary or by a Restricted Subsidiary in favour of the Corporation or another Restricted Subsidiary;

(xviii)

security in respect of transactions such as the sale (including any forward sale) or other transfer, in the ordinary course of business, of

(A)

oil, gas or other minerals, whether in place or when produced, for a period of time until, or in an amount such that, the purchaser will realize from the oil, gas or other minerals a specified amount of money (however determined) or a specified amount of such oil, gas or minerals; or

(B)

any other interests in property of a character commonly referred to as a "production payment";

(xix)

security in respect of Indebtedness incurred, assumed or guaranteed by the Corporation or any Restricted Subsidiary that is incurred, assumed or guaranteed in connection with the acquisition, construction or development of a particular asset or assets, including security in respect of the shares or Indebtedness of a Subsidiary engaged directly or indirectly in the acquisition, construction or development of a particular asset or assets, provided that the grantees of such security have no recourse generally against any assets, property or undertaking of the Corporation or any Restricted Subsidiary except for the assets acquired, constructed or developed (and other de minimis assets associated therewith) or shares or Indebtedness of a Subsidiary, other than a Restricted Subsidiary, engaged directly or indirectly in such acquisition, construction or development;

(xx)

extensions, renewals or replacements of all or part of any security permitted under Sections 1.1(w)(i) to (xix) hereof provided that such security relates to the same property plus improvements, if any, and provided that the amount of Indebtedness secured thereby will not exceed the principal amount of such Indebtedness immediately prior to such extension, renewal or replacement including but not limited to all fees and expenses incurred in connection therewith; and

(xxi)

security that would otherwise be prohibited (including any extensions, renewals or replacements thereof or successive extensions, renewals or replacements thereof), provided that the aggregate Indebtedness outstanding and secured under this paragraph (xxi) does not (calculated at the time of the giving of security on the Indebtedness and not at the time of any extension, renewal or replacement thereof) exceed an amount equal to the greater of 10% of Consolidated Assets and $100,000,000 (or the equivalent thereof in any other currency);

(x)

"person" means an individual, a corporation, a partnership, a trustee or an unincorporated organization;

(y)

"Purchase Money Mortgage" means a mortgage, charge or other lien on or against any property securing any Purchase Money Obligation for such property;

(z)

"Purchase Money Obligation" means any Indebtedness created or assumed as part of the purchase price of real or tangible personal property, whether or not secured, any extensions, renewals or refundings of any such Indebtedness, provided that the principal amount of such Indebtedness outstanding on the date of such extension, renewal or refunding is not increased, and further provided that any security given in respect of such Indebtedness shall not extend to any property other than the property acquired in connection with which such Indebtedness was created or assumed and fixed improvements, if any, erected or constructed thereon;

(aa)

"Restricted Subsidiary" means:,

(i)

any Subsidiary of the Corporation which owns oil or natural gas properties, or interests therein, in Canada, the United Kingdom or the United States, or refining or manufacturing facilities, or interests therein, in Canada, the United Kingdom or the United States, related to the refining or manufacture of petroleum hydrocarbons, petrochemicals, the constituents thereof or the derivatives therefrom, which assets represent not less than the greater of 5% of Consolidated Assets and $100,000,000 (or the equivalent thereof in any other currency), excluding however any Subsidiary if the amount of the Corporation's share of the Equity therein does not at the time exceed 2% of the Equity of the Corporation; and

(ii)

any Subsidiary of the Corporation designated as a Restricted Subsidiary from time to time in any designation in the form set forth in Schedule A to this Indenture (a "Designation"), which Designation may not be revoked, provided that notwithstanding anything herein to the contrary (i) a Restricted Subsidiary shall cease to be a Restricted Subsidiary when it ceases to be a Subsidiary for any reason, (ii) any Subsidiary to which assets held by a Restricted Subsidiary, having a value equal to or greater than 5% of the assets of the Restricted Subsidiary, are, directly or indirectly, transferred, other than for fair value, shall itself be deemed to be a Restricted Subsidiary, and (iii) a Restricted Subsidiary shall cease to be a Restricted Subsidiary when the assets thereof represent less than the greater of 5% of Consolidated Assets and $100,000,000 (or the equivalent thereof in any other currency) or if the amount of the Corporation's share of the Equity therein does not at the time exceed 2% of the Equity of the Corporation;

(bb)

"Security Interest" means any security by way of an assignment, mortgage, charge, pledge, lien, encumbrance, title retention agreement or other security interest whatsoever, howsoever created or arising, whether absolute or contingent, fixed or floating, perfected or not, provided however, for greater certainty, "Security Interest" shall not include any security interest referred to in Section 1(1)(tt)(ii) of the Personal Property Security Act (Alberta);

(cc)

"Subsidiary" means, with respect to the Corporation, any company of which there are owned, directly or indirectly, by or for the Corporation or by or for any company in like relation to the Corporation, Voting Shares which, in the aggregate, entitle the holders thereof to cast more than 50% of the votes which may be cast by the holders of all the outstanding Voting Shares of such first mentioned company for the election or designation of directors, managing partners or managing members, and includes any company in like relation to a Subsidiary;

(dd)

"Trustee" means the Party of the Second Part and includes any new Trustee under Article 11;

(ee)

"this Trust Indenture", "this Indenture", "these presents", "herein", "hereof", "hereby", "hereto", "hereunder" and similar expressions refer to this Indenture and not to any particular Article, Section or other provision hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof and the form and terms of any particular series of Debentures established hereunder;

(ff)

"Voting Shares" means shares of capital stock of any class or classes or other interest in the case of a partnership, as applicable, having general voting power under ordinary circumstances to elect directors, managers, managing partners in the case of a partnership, as applicable, trustees or similar controlling persons of a company;

(gg)

"Written Order of the Corporation" means an order, statement or request in writing signed in the name of the Corporation by:

(i)

any two of the chairman of the board, the chief executive officer, the president, the executive vice-presidents, the vice-presidents and the treasurer of the Corporation; or

(ii)

any one of the foregoing together with the corporate secretary or assistant corporate secretary of the Corporation,

and may consist of one or more instruments so executed and may be combined with a Certificate of the Corporation; and

(hh)

words importing the singular number shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.2

Meaning of "Outstanding" for Certain Purposes

Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation, or a new Debenture shall be issued in substitution therefor under Article 2, or it shall be deemed not to be outstanding in accordance with the provisions of Article 7, or until a notation of the partial redemption of such Debenture shall have been made thereon in which latter case it shall be deemed to be outstanding only to the extent of the unredeemed part of the principal amount thereof, provided that for the purpose of any provision of this Indenture entitling holders of outstanding Debentures to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Debentures owned, directly or indirectly, legally or equitably by the Corporation or any Subsidiary shall be disregarded except that:

(a)

for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other action only the Debentures which the Trustee knows are so owned shall be so disregarded, and

(b)

Debentures so owned which have been pledged in good faith other than to the Corporation or any Subsidiary shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures in his discretion free from the control of the Corporation or any Subsidiary.

1.3

Interpretation not Affected by Headings

The division of this Indenture into Articles and Sections, the provision of an index hereto and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4

Currency

Except as otherwise expressly provided, all dollar amounts herein and in the Debentures are expressed in Canadian dollars.

1.5

References

All references herein to Articles, Sections and other subdivisions refer to the corresponding Articles, Sections and other subdivisions of this Indenture.

1.6

Applicable Law

This Indenture and the Debentures and coupons shall be construed in accordance with the laws of the Province of Alberta and shall be treated in all respects as Alberta contracts.

2.

ISSUE OF DEBENTURES

2.1

Issue Unlimited

The aggregate principal amount of Debentures which may be certified and delivered under this Indenture is unlimited.

2.2

Terms of the Debentures of any Series

The Debentures may be issued in one or more series.  The Debentures of each such series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Corporation.  There shall be established herein or in or pursuant to one or more resolutions of the directors (and to the extent established pursuant to rather than set forth in a resolution of the directors, in a Certificate of the Corporation detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Debentures of any particular series,

(a)

the designation of the Debentures of the series (which need not include the term "Debentures"), which shall distinguish the Debentures of the series from the Debentures of all other series;

(b)

any limit upon the aggregate principal amount of the Debentures of the series that may be certified and delivered under this Indenture (except for Debentures certified and delivered upon registration of, transfer of, amendment of, or in exchange for, or in lieu of, other Debentures of the series pursuant to Sections 2.9, 2.10, and Article 3);

(c)

the date or dates on which the principal of the Debentures of the series is payable;

(d)

the rate or rates at which the Debentures of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record, if any, shall be taken for the determination of holders to whom such interest shall be payable and/or the method or methods by which such rate or rates or date or dates shall be determined;

(e)

the place or places where the principal of and any interest on Debentures of the series shall be payable or where any Debentures of the series may be surrendered for registration of transfer or exchange;

(f)

the right, if any, of the Corporation to redeem Debentures of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which, Debentures of the series may be so redeemed, pursuant to any sinking fund or otherwise;

(g)

the obligation, if any, of the Corporation to redeem, purchase or repay Debentures of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which, the period or periods within which, the date or dates on which, and any terms and conditions upon which, Debentures of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

(h)

if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debentures of the series shall be issuable;

(i)

any trustees, depositories, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Debentures of the series;

(j)

any other events of default or covenants with respect to the Debentures of the series;

(k)

whether and under what circumstances the Debentures of the series will be convertible into or exchangeable for securities of any person;

(l)

the form and terms of the Debentures of the series, including, without limitation, if the Debentures of the series shall be in registered and/or bearer form;

(m)

if other than Canadian currency, the currency in which the Debentures of the series are issuable; and

(n)

any other terms of the Debentures of the series (which terms shall not be inconsistent with the provisions of this Indenture).

All Debentures of any one series shall be substantially identical, except as may otherwise be established herein or by or pursuant to a resolution of the directors (including a Certificate of the Corporation) or in an indenture supplemental hereto.  All Debentures of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, by or pursuant to a resolution of the directors (including a Certificate of the Corporation) or an indenture supplemental hereto.

2.3

Form

The Debentures of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established herein or by or pursuant to one or more resolutions of the directors (as set forth in a resolution of the directors or to the extent established pursuant to rather than set forth in a resolution of the directors, in a Certificate of the Corporation detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform to general usage, all as may be determined by the officers executing such Debentures, as conclusively evidenced by their execution of such Debentures.

2.4

Form and Terms of Medium Term Notes

The first series of Debentures authorized for issue immediately and from time to time hereunder is unlimited as to aggregate principal amount and shall be designated as "Medium Term Notes" and shall have the following terms, conditions and attributes:

(a)

Date and Interest.  Each Medium Term Note shall be dated as of the date, and shall bear interest (if any) at the rate (either fixed or floating), determined by the Corporation at the time of issue.  Interest, if any, shall be payable on the dates determined by the Corporation at the time of issue, at the rate per annum so determined, after as well as before maturity and after as well as before default, with interest on overdue interest at the same rate (to the extent permitted by law), computed in the same manner as interest on the original principal.  If no interest rate is specified, after default interest shall be payable on amounts in default at an annual rate equivalent to the annual rate of interest announced from time to time by the Royal Bank of Canada as being its prime rate then in effect for Canadian dollar loans made in Canada, from their due date until actual payment.

(b)

Maturity.  Each Medium Term Note shall mature on the date determined by the Corporation at the time of issue, provided such date shall be not earlier than one year from the date of issue.

(c)

Denominations.  Medium Term Notes shall be issued in such denominations as may be determined by the Corporation at the time of issue.

(d)

Currency.  The Medium Term Notes shall be issued and payable in such currency or currency unit as is determined by the Corporation at the time of issue.

(e)

Form.  Each Medium Term Note shall be issued in substantially the form set out in Article 12 hereof with such appropriate additions and variations as shall be required and shall bear such distinguishing letters and numbers as the Trustee shall approve or in such other form or forms as may, from time to time, be approved by or pursuant to a resolution of the directors or a Certificate of the Corporation.

(f)

Place of Payment.  Payments of interest on each fully registered interest bearing Medium Term Note shall be made by cheque dated as of the applicable interest payment date made payable to, and mailed to the address of, the holder appearing on the registers maintained by the Trustee at the close of business on the sixteenth business day prior to the applicable interest payment date.  Payments of interest on each Medium Term Note to which coupons are attached will be made at any one of the principal offices of the Trustee in the cities of Calgary, Montreal, Toronto or Vancouver against surrender of each matured coupon.  Payment of principal, and any premium, at maturity or on redemption will be made at any one of the principal offices of the Trustee in the cities of Calgary, Montreal, Toronto or Vancouver against surrender of the Medium Term Note.  If the due date for payment of any amount of principal or interest on any Medium Term Note is not a business day, such payment will be made on the next business day and the holder of such Medium Term Note shall not be entitled to any further interest or other payment in respect of such delay, provided that payment on a Medium Term Note may be made in any other manner acceptable to the Corporation and the holder of such Medium Term Note.

2.5

Issuance, Certification and Delivery of Medium Term Notes

The Corporation may from time to time request the Trustee to certify and deliver Medium Term Notes by delivering to the Trustee

(a)

a Written Order of the Corporation requesting the certification and delivery of Medium Term Notes, specifying the date, principal amount, currency (if in other than Canadian dollars), maturity date, interest rate (if any), denominations, manner of calculation of interest (if any), interest payment dates (if any), redemption provisions (if any), whether in registered form or bearer form, and the place of delivery for each such Medium Term Note and any other terms of the Medium Term Notes, and

(b)

a Certificate of the Corporation certifying that the Corporation is not in default under this Indenture, that the terms and conditions for the certification and delivery of Medium Term Notes have been complied with and that no default will exist under such certification and delivery provided that the requirements of this Section 2.5 may also be fulfilled pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Written Order of the Corporation, whereupon the Trustee shall (subject to delivery of any such documents or instruments as the Trustee may reasonably require) certify such Medium Term Notes and cause the same to be delivered in accordance with such Written Order of the Corporation or such procedures.

2.6

Certification and Delivery of Additional Debentures

The Corporation may from time to time request the Trustee to certify and deliver Debentures of any series by delivering to the Trustee the documents referred to below in this Section 2.6 whereupon the Trustee shall certify such Debentures and cause the same to be delivered in accordance with the Written Order of the Corporation referred to below or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Written Order of the Corporation.  The date, maturity date, interest rate and any other terms of the Debentures of such series shall be set forth in or determined by or pursuant to such Written Order of the Corporation and procedures.  In certifying such Debentures, the Trustee shall be entitled to receive and shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

(a)

a Certified Resolution, Certificate of the Corporation and/or executed supplemental indenture by or pursuant to which the form and terms of such Additional Debentures were established;

(b)

a Written Order of the Corporation requesting certification and delivery of such Additional Debentures and setting forth delivery instructions, provided that, with respect to Debentures of a series subject to a Periodic Offering,

(i)

such Written Order of the Corporation may be delivered by the Corporation to the Trustee prior to the delivery to the Trustee of such Debentures of such series for certification and delivery,

(ii)

the Trustee shall certify and deliver Debentures of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount, if any, established for such series, pursuant to a Written Order of the Corporation or pursuant to procedures acceptable to the Trustee as may be specified from time to time by a Written Order of the Corporation,

(iii)

the date or dates, maturity date or dates, interest rate or rates and any other terms of Debentures of such series shall be determined by a Written Order of the Corporation or pursuant to such procedures, and

(iv)

if provided for in such procedures, such Written Order of the Corporation may authorize certification and delivery pursuant to electronic instructions from the Corporation;

(c)

an opinion of Counsel that all requirements imposed by this Indenture or by law in connection with the proposed issue of Additional Debentures have been complied with, subject to the delivery of certain documents or instruments specified in such opinion, and that the holders of the Additional Debentures shall be entitled to all applicable rights hereunder as modified by any applicable Certificate of the Corporation, Written Order of the Corporation or supplemental indenture; and

(d)

a Certificate of the Corporation certifying that the Corporation is not in default under this Indenture, that the terms and conditions for the certification and delivery of Additional Debentures have been complied with subject to the delivery of any documents or instruments specified in such Certificate and that no default will exist upon such certification and delivery under the provisions of Article 6.

2.7

Execution of Debentures

The Debentures shall be signed by any two of the chairman of the board, the chief executive officer, the president, the executive vice-presidents, the vice-presidents and the treasurer or any one of the foregoing together with the corporate secretary or assistant corporate secretary of the Corporation and the coupons shall be signed by any one of the chairman of the board, the chief executive officer, the president, the executive vice-presidents, the vice-presidents and the treasurer.  The signatures of any of such officers may be mechanically reproduced in facsimile and Debentures and coupons bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officers.  Notwithstanding that any of the persons whose manual or facsimile signature appears on any Debenture or coupon as one of such officers may no longer hold the official capacity in which he signed at the date of this Indenture or at the date of such Debenture or coupon or at the date of certification and delivery thereof, any Debenture or coupon signed as aforesaid shall be valid and binding upon the Corporation.

2.8

Certification by Trustee

(a)

No Debenture shall be issued or shall be obligatory or entitle the holder to the benefit hereof until it has been certified by the Trustee substantially in the form of the certificate set out in Article 12 or in some other form approved by the Trustee.  The certification by the Trustee upon any Debenture shall be conclusive evidence that the Debenture so certified has been duly issued hereunder and is a valid obligation of the Corporation;

(b)

The certificate of the Trustee on Debentures issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or of the proceeds thereof.

2.9

Interim Debentures

Pending the delivery of definitive Debentures of any series to the Trustee, the Corporation may issue and the Trustee certify in lieu thereof interim Debentures, with or without coupons, in such forms and in such denominations and signed in such manner as provided herein, entitling the holders thereof to definitive Debentures of the said series when the same are ready for delivery, or the Corporation may execute and the Trustee certify an interim Debenture for the whole principal amount of Debentures of the said series then authorized to be issued hereunder and deliver the same to the Trustee and thereupon the Trustee shall, when the same are ready for delivery, certify definitive Debentures in such form and in such amounts, not exceeding in the aggregate the principal amount of the interim Debenture so delivered to it, as the Corporation and the Trustee may approve.  When so issued and certified, such interim Debentures shall, for all purposes but without duplication, rank in respect of this Indenture equally with Debentures duly issued hereunder and, pending the exchange thereof for definitive Debentures, the holders of the said interim Debentures shall be deemed without duplication to be Debenture holders and entitled to the benefit of this Indenture to the same extent and in the same manner as though the said exchange had actually been made.  Forthwith after the Corporation shall have delivered the definitive Debentures to the Trustee, the Trustee shall cancel such interim Debentures, if any, and shall call in for exchange all interim Debentures that shall have been issued and forthwith after such exchange shall cancel the same together with all unmatured coupons, if any, appertaining thereto.  No charge shall be made by the Corporation or the Trustee to the holders of such interim Debentures for the exchange thereof.  All interest paid upon interim Debentures without coupons shall be noted on the definitive Debentures as a condition precedent to delivery of definitive Debentures unless paid by cheque to the registered holders thereof.

2.10

Issue of Substitutional Debentures

In case any of the Debentures issued and certified hereunder or coupons appertaining thereto shall become mutilated or be lost, destroyed or stolen, the Corporation in its discretion may issue, and thereupon the Trustee shall certify and deliver, a new Debenture or coupon of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Debenture or coupon or in lieu of and in substitution for such lost, destroyed or stolen Debenture or coupon and the substituted Debenture or coupon shall be in a form approved by the Trustee and shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debentures or coupons issued or to be issued hereunder.  The applicant for a new Debenture or coupon shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Debenture or coupon so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their discretion and such applicant may also be required to furnish an indemnity and surety bond in amount and form satisfactory the Corporation and the Trustee in their discretion, and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.11

Pledge and Re-Issue of Debentures

Provided that the Corporation is not at the time in default hereunder, all or any of the Debentures may be pledged, hypothecated or charged from time to time by the Corporation as security for advances or loans to or for Indebtedness or other obligations of the Corporation, provided that the principal amount of the advances, loans, Indebtedness or other obligations so secured is initially not less than 100% of the principal amount of Debentures so pledged, hypothecated or charged in respect thereof.  When such Debentures are redelivered to the Corporation or its nominees on or without payment, satisfaction, release or discharge in whole or in part of any such advances, loans, Indebtedness or obligations, pursuant to any provision of the Debentures, such Debentures may be held by the Corporation for such period or periods as it deems expedient and shall (except when acquired pursuant to any provision of the Debentures or of this Indenture or pursuant to a resolution of the directors of the Corporation which provision or resolution requires cancellation and retirement of such Debentures so acquired) while the Corporation remains in possession thereof be treated as unissued Debentures and accordingly may be issued or re-issued, pledged or charged, sold or otherwise disposed of as and when the Corporation may think fit, and all such Debentures so issued, re-issued or pledged or charged, sold or otherwise disposed of before but not after the respective dates of maturity thereof shall, subject to the provisions of Section 1.2, continue to be entitled, as upon their original issue, to the benefit of all the terms, conditions, rights, priorities and privileges hereby attached to or conferred on Debentures issued hereunder.

2.12

Commencement of Interest

(a)

The coupons, if any, matured at the date of delivery by the Trustee of any coupon Debentures shall be detached therefrom and cancelled before delivery, unless such Debenture is being issued in exchange or in substitution for another Debenture (whether in interim or definitive form) other than pursuant to Section 2.10, whereupon such matured coupons shall represent unpaid interest to which the holder of such exchanged or substituted Debenture is entitled.

(b)

All fully registered Debentures issued hereunder, whether originally or upon exchange or in substitution for previously issued Debentures, shall bear interest from their date or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Debentures of the same series and date of maturity, whichever shall be the later, or in respect of Medium Term Notes or other Debentures subject to a Periodic Offering, from their date or from the last interest payment date to which interest shall have been paid or made available for payment on such Debentures, whichever shall be the later.

(c)

Except as otherwise specified or contemplated in a Debenture, interest for any period of less than one year shall be calculated on the basis of a year of 365 or 366 days as applicable.  For the purposes of disclosure under the Interest Act (Canada) any Debenture on which interest is computed on a basis of a year of other than 365 or 366 days shall state the equivalent yearly interest rate as if such interest was computed on the basis of a year of 365 or 366 days.

2.13

Debentures to Rank Pari Passu

All Debentures shall rank pari passu without discrimination, preference or priority, whatever may be the actual date or terms of the issue of the same respectively, save only as to sinking fund provisions (if any) applicable to one or more series.

2.14

Additional Terms

(a)

In addition to the terms set forth in Section 2.2 and Section 2.4, there may also be established, in the manner described in Section 2.2 or Section 2.5 as applicable, with respect to any particular series of Debentures, that the Debentures of the series shall be issuable in whole or in part in the form of one or more Global Debentures and, in such case, the Depositary or Depositaries for such Global Debentures in whose name the Global Debentures will be registered, and any circumstances other than or in addition to those set forth in Section 2.10 or Section 2.16 hereof or those applicable with respect to any specific series of Debentures, as the case may be, in which any such Global Debenture may be exchanged for coupon Debentures or fully registered Debentures, or transferred to and registered in the name of a person other than the Depositary for such Global Debentures or a nominee thereof.

(b)

Each Depositary designated for a Global Debenture must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered or designated under the securities legislation of the jurisdiction applicable to the issue of such Debentures, and under any other applicable legislation.

2.15

Issue of Global Debentures

If the Corporation shall establish that the Debentures of a series are to be issued in whole or in part in the form of one or more Global Debentures, the Corporation shall execute and the Trustee shall certify and deliver one or more Global Debentures that shall:

(a)

represent an aggregate amount equal to the aggregate principal amount of the outstanding Debentures of such series to be represented by one or more Global Debentures;

(b)

be registered in the name of the Depositary for such Global Debenture or Debentures or the nominee of such Depositary;

(c)

be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions; and

(d)

bear a legend substantially to the following effect:

"This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof.  This Debenture may not be transferred to, or registered or exchanged for Debentures registered in the name of, any person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture.  Every Debenture authenticated and delivered upon registration of a transfer of, or in exchange for or in lieu of, this Debenture shall be a Global Debenture subject to the foregoing, except in such limited circumstances described in the Indenture."

2.16

Registration, Transfer, Exchange and Ownership of Global Debentures

(a)

With respect to each series of Debentures issuable in whole or in part in the form of one or more Global Debentures, the Corporation shall cause to be kept by and at the principal office of the Trustee in Calgary and by the Trustee or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such other place or places, if any, as may be specified in the Debentures of such series or as the Corporation may designate with the approval of the Trustee, a register in which shall be entered the name and address of the Depositary for each such Global Debenture as holder thereof and particulars of the Global Debenture held by it, and of all transfers thereof.  Such registration also shall be noted on the Debentures by the Trustee or other registrar unless a new Debenture shall be issued upon such transfer.  If any Debentures of such series are at any time not represented by or more Global Debentures, the provisions of Section 3.1 or 3.2, whichever are applicable, shall govern with respect to registrations and transfers.

(b)

Notwithstanding any other provision of the Indenture, unless and until it is wholly exchanged for fully registered Debentures or coupon Debentures in definitive form in accordance with the terms hereof or the particular terms applicable to the series of Debentures it represents, a Global Debenture representing all or a portion of the Debentures of any series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or to another nominee of such Depositary by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary, and only if the transfer is duly recorded by the Trustee on the register for such series and, if required, on the Global Debenture.

(c)

If at any time the Depositary of a Global Debenture representing all or a portion of the Debentures of a series notifies the Corporation that it is unwilling or unable to continue as Depositary of such Global Debenture, or ceases to be eligible to be a Depositary under subsection 2.14(b) hereof, the Corporation shall appoint a successor Depositary with respect to such Global Debenture and notify the Trustee of the same.  If a successor Depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such ineligibility, the Corporation's determination that the Debentures represented by such Global Debenture be held as a Global Debenture shall no longer be effective with respect to the Debentures represented by such Global Debenture, and the Corporation will execute, and the Trustee, upon receipt of a Written Order of the Corporation for the certification and delivery of individual Debentures of such series, will certify and deliver, in exchange for such Global Debenture, individual Debentures of such series, in accordance with subsections 2.16(f) and (g), in an aggregate principal amount equal to the principal amount of such Global Debenture.

(d)

The Corporation may at any time and in its sole discretion determine that Debentures of any series issued in the form of one or more Global Debentures shall no longer be represented by such Global Debentures, in which event the Corporation will execute, and the Trustee, upon receipt of a Written Order of the Corporation for the certification and delivery of individual Debentures of such series, will certify and deliver, in exchange for such Global Debentures, individual Debentures of such series, in accordance with subsections 2.16(f) and (g), in an aggregate principal amount equal to the principal amount of such Global Debentures.

(e)

A Global Debenture may be exchanged in whole or in part for individual Debentures of a series upon the Trustee notifying the Depositary in writing that the Trustee has determined that an Event of Default has occurred and is continuing with respect to the Debentures of the series represented by such Global Debenture in which event the Corporation will execute, and the Trustee will certify and deliver, in exchange for such Global Debenture, individual debentures of such series in accordance with subsections 2.16(f) and (g),in an aggregate principal amount equal to the principal amount of such Global Debentures.

(f)

In any exchange provided for in any of subsections 2.16(c), (d) and (e), or in the terms applicable to any particular series of Debentures, the Corporation will execute and the Trustee will certify and deliver individual Debentures: (i) as fully registered Debentures in authorized denominations if the Debentures of such series are issuable as fully registered Debentures; (ii) as coupon Debentures, registrable as to principal only, in authorized denominations with coupons attached if the Debentures of such series are issuable as coupon Debentures registrable to the principal only; (iii) as coupon Debentures not registrable as to principal if the Debentures of such series are issuable as coupon Debentures not registrable as to principal; or (iv) in any combination of the foregoing Debentures, if issuable as such; all according to instructions from the Depositary to the Trustee in that regard, as contemplated by subsection 2.16(g), and all in a minimum of $1,000 principal amount and multiples thereof.

(g)

Upon the exchange of a Global Debenture for individual Debentures in definitive form, pursuant to any of subsections 2.16(c), (d) and (e), or pursuant to the terms applicable to any particular series of Debentures, such Global Debenture shall be cancelled by the Trustee.  Individual registered Debentures exchanged for portions of a Global Debenture shall be registered in such names and in such authorized denominations as the Depositary for such Global Debenture, pursuant to instructions from its direct and indirect participants or otherwise, shall instruct the Trustee.  The Trustee shall deliver any such registered Debentures to the persons in whose names such Debentures are so registered.  The Trustee shall deliver individual coupon Debentures exchanged for a Global Debenture to the persons, and in such authorized denominations, as the Depositary for such Global Debenture, pursuant to instructions form its direct or indirect participants or otherwise, shall instruct the Trustee.

(h)

If authorized by the Corporation pursuant to Section 2.14, with respect to a series of Debentures issued in the form of one or more Global Debentures, the Depositary registered as holder of a Global Debenture representing such series of Debentures may surrender the Global Debenture for such series of Debentures in exchange in whole or in part for individual Debentures of such series on such terms as are acceptable to the Corporation and such Depositary.  Thereupon, the Corporation shall execute, and the Trustee shall certify and deliver: (i) to each person specified by such Depositary, one or more new individual Debentures of the same series in any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Debenture; and (ii) to such Depositary a new Global Debenture in the principal amount of the surrendered Global Debenture less the aggregate principal amount of new individual Debentures delivered to persons under clause (i) of this subsection 2.16(h).

(i)

All Debentures executed for delivery upon any transfer or exchange of a Global Debenture shall be valid obligations of the Corporation, evidencing the same debt and entitled to the same benefits under this Indenture as the Global Debenture surrendered for such transfer or exchange.  No service charge shall be made for any registration of transfer or exchange of a Global Debenture but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of a Global Debenture.

(j)

The Corporation shall not be required to: (i) execute for delivery, register the transfer of or exchange a Global Debenture of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of all or any part of a Global Debenture selected for redemption and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any portion of a Global Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Global Debenture being redeemed in part.

3.

REGISTRATION, TRANSFER AND EXCHANGE OF DEBENTURES, OWNERSHIP OF DEBENTURES AND NOTICE TO DEBENTURE HOLDERS

3.1

Negotiability of Debentures and Coupons

Unregistered Debentures and coupons issued hereunder shall be negotiable and ownership thereof shall pass by delivery.  Notwithstanding registration of coupon Debentures as to principal, the coupons when detached shall continue to be payable to bearer and ownership thereof shall pass by delivery.

3.2

Registered Debentures

(a)

With respect to each series of Debentures issuable as registered Debentures, the Corporation shall cause to be kept by and at the principal office of the Trustee in Calgary and by the Trustee or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such other place or places, if any, as may be specified in the Debentures of such series or as the Corporation may designate with the approval of the Trustee, a register in which shall be entered the names and addresses of the holders of registered Debentures and particulars of the Debentures held by them respectively and of all transfers of registered Debentures.  Such registration shall be noted on the Debentures by the Trustee or other registrar unless a new Debenture shall be issued upon such transfer.

(b)

No transfer of a registered Debenture shall be valid unless made on such register by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee or other registrar upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe, nor, except in the case where a new Debenture is issued upon such transfer, unless the transfer shall have been noted on the Debenture by the Trustee or other registrar.

3.3

Transferee entitled to Registration

The transferee of a registered Debenture shall be entitled, after the appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions in that behalf required by this Indenture or by law, to be entered on the register as the owner of such Debenture free from all equities or rights of set off or counterclaim between the Corporation and the transferor or any previous holder of such Debenture, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

3.4

No Notice of Trusts

Neither the Corporation nor the Trustee nor any registrar shall be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Debenture, and may transfer the same on the direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

3.5

Registers Open for Inspection

The registers hereinbefore referred to shall at all reasonable times be open for inspection by the Corporation, the Trustee or any Debenture holder.  The Trustee and every registrar shall from time to time when requested so to do by the Corporation or by the Trustee furnish the Corporation or the Trustee, as the case may be, with a list of names and addresses of holders of registered Debentures entered on the register kept by them and showing the principal amount and serial numbers of the Debentures held by each such holder.

3.6

Exchanges of Debentures

(a)

Debentures in any authorized form or denomination may be exchanged for Debentures in any other authorized form or denomination, of the same series and date of maturity, bearing the same interest rate and of the same aggregate principal amount as the Debentures so exchanged.

(b)

Debentures of any series may be exchanged only at the principal office of the Trustee in the City of Calgary or at such other place or places, if any, as may be specified in the Debentures of such series and at such other place or places as may from time to time be designated by the Corporation with the approval of the Trustee.  Any Debentures tendered for exchange shall be surrendered to the Trustee together with all unmatured coupons, if any, and all matured coupons, if any, in default pertaining thereto.  The Corporation shall execute and the Trustee shall certify all Debentures necessary to carry out exchanges as aforesaid.  All Debentures and coupons surrendered for exchange shall be cancelled.

(c)

Debentures issued in exchange for Debentures which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect.

3.7

Closing of Registers

Neither the Corporation nor the Trustee nor any registrar shall be required:

(a)

to make transfers or exchanges of fully registered Debentures for a period of 15 business days next preceding any interest payment date;

(b)

to make exchanges of any Debentures on the day of or during the 15 business days next preceding any selection by the Trustee of Debentures to be redeemed; or

(c)

to make exchanges of any Debentures which will have been selected or called for redemption, unless upon due presentation thereof for redemption such Debentures shall not be redeemed.

3.8

Charges for Registration, Transfer and Exchange

For each Debenture exchanged, registered, transferred or discharged from registration the Trustee or other registrar, except as otherwise herein provided, may make a reasonable charge for its services and in addition may charge a reasonable sum for each new Debenture issued, (such amounts to be agreed upon by the Trustee and the Corporation from time to time) and payment of such charges and reimbursement of the Trustee or other registrar of the Corporation for any stamp taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto.

Notwithstanding the foregoing provisions, no charge shall be made to a Debenture holder hereunder for any exchange, registration, transfer or discharge from registration of any Debenture applied for within a period of two months from the date of the first delivery of Debentures of that series and with respect to Debentures subject to a Periodic Offering within a period of two months from the date of delivery of any such Debenture.

3.9

Ownership of Debentures and Coupons

The person in whose name any registered Debenture is registered shall for all the purposes of this Indenture be and be deemed to be the owner thereof and payment of or on account of the principal of and premium, if any, on such Debenture and, in the case of a fully registered Debenture, interest thereon shall be made to such registered holder.  The Corporation and the Trustee may deem and treat the bearer of any unregistered Debenture and the bearer of any coupon, whether or not the Debenture from which it has been detached shall be registered as to principal, as the absolute owner of such Debenture or coupon, as the case may be, for all purposes and the Corporation and the Trustee shall not be affected by any notice to the contrary.

3.10

Payment Free from Equities

The registered holder for the time being of any registered Debenture and the bearer of any unregistered Debenture and the bearer of any coupon (except any coupon which shall be void by reason of the acceleration pursuant to Section 6.2 of the coupon Debenture to which it was annexed) shall be entitled to the principal, premium, if any, and/or interest evidenced by such instruments respectively free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such registered holder or bearer, as the case may be, for any such principal, premium or interest shall be a good discharge to the Corporation and/or the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such registered holder or bearer.

3.11

Evidence of Ownership

Upon receipt of a certificate of any bank, trust company or other depository satisfactory to the Trustee stating that the unregistered Debentures and coupons specified therein have been deposited by a named person with such bank, trust company or other depository and will remain so deposited until the expiry of the period specified therein, the Corporation and the Trustee may treat the person so named as the owner, and such certificate as sufficient evidence of the ownership by such person during such period, of such Debentures and coupons, for the purpose of any requisition, direction, consent, instrument, proxy or other document to be made, signed or given

3.12

Notice to Debenture Holders

Unless herein otherwise expressly provided, any notice to be given hereunder to Debenture holders shall be deemed to be validly given:

(a)

to the holders of registered Debentures if such notice is delivered in person or by facsimile or is sent by first class mail, postage prepaid, addressed to such holders at their respective addresses appearing on the register above mentioned, and if in the case of joint holders of any Debenture more than one address appears in the register in respect of such joint holding, such notice shall be addressed only to the first address so appearing; and

(b)

to the holders of unregistered Debentures if such notice is published:

(i)

once in each of two successive weeks in a daily newspaper in the English language of national circulation approved by the Trustee;

(ii)

once in each of two successive weeks in the City of Montreal in a daily newspaper in the French language of general circulation approved by the Trustee; and

(iii)

if the Debentures were originally offered in the United States or Europe, once in each of two successive weeks in a newspaper of general circulation in the United States or Europe, as the case may be, as approved by the Trustee;

provided that in the case of notice convening a meeting of Debenture holders, the Trustee may require such additional publications of such notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the Debenture holders.

Any notice delivered in person or by facsimile shall be deemed to have been given on the day of delivery.  Any notice so given by mail shall be deemed to have been given three business days after it has been mailed, provided however that in the event of actual or anticipated postal disruption any notice by mail shall not be deemed to have been effectively given until actual delivery thereof.  Any notice so given by publication shall be deemed to have been given on the day on which publication shall have been first effected in one of the newspapers in which publication was required, publication having been effected at least once contemporaneously or previously in all other of such newspapers.  In determining under any provision hereof the date when notice of any meeting, redemption or other event must be given, the date of giving the notice shall be included and the date of the meeting, redemption or other event shall be excluded.  Accidental error or omission in giving notice or accidental failure to mail notice to any Debenture holder shall not invalidate any action or proceeding founded thereon.

3.13

Notice to Corporation

Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if given by registered letter, postage prepaid, addressed to the Corporation, by delivery in person or by facsimile to its principal office at 3400, 888 - 3rd Street S.W., Calgary, Alberta T2P 5C5, (facsimile number 403-231-2871) (Attention: Chief Financial Officer) and shall be deemed to have been effectively given three business days after mailing, or on the date of delivery in person or by facsimile, provided however that in the event of actual or anticipated postal disruption any notice by mail shall not be deemed to have been effectively given until actual delivery thereof.  The Corporation may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

3.14

Notice to Trustee

Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if given by registered letter, postage prepaid, addressed to the Trustee by delivery in person or by facsimile at its principal office at 710, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8 (facsimile number 403-267-6598) (Attention: Manager, Corporate Trust - Talisman) and shall be deemed to have been effectively given three business days after mailing or on the date of delivery in person or by facsimile, provided however that in the event of actual or anticipated postal disruption any notice by mail shall not be deemed to have been effectively given until actual delivery thereof.  The Trustee may from time to time notify the Corporation in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Trustee for all purposes of this Indenture.

4.

REDEMPTION AND PURCHASE OF DEBENTURES

4.1

Applicability of Article

The Corporation shall have the right at its option to redeem either in whole at any time or in part from time to time before maturity any Debentures issued hereunder of any series which by their terms are made so redeemable (subject, however, to any applicable restriction on the redemption of Debentures of such series) at such rate or rates of premium, if any, and on such date or dates and in accordance with such other provisions as shall have been determined at the time of issue of such Debentures and as shall have been expressed in this Indenture, in the Debentures, in a resolution of the directors, in a Certificate of the Corporation or in a supplemental indenture authorizing or providing for the issue thereof.

4.2

Partial Redemption

In the event that less than all the Debentures of any series for the time being outstanding are at any time to be redeemed, the Debentures so to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee may deem equitable.  For this purpose, the Trustee may make, and from time to time vary, regulations with respect to the manner in which such Debentures may be drawn for redemption and regulations so made shall be valid and binding upon all holders of such Debentures notwithstanding the fact that as a result thereof one or more of such Debentures may become subject to redemption in part only.  In the event that one or more of such Debentures becomes subject to redemption in part only, upon surrender of any such Debentures for payment of the redemption price, the Corporation shall execute and the Trustee shall certify and deliver without charge to the holder thereof or upon his order one or more new Debentures for the unredeemed part of the principal amount of the Debenture or Debentures so surrendered.  Unless the context otherwise requires, the terms "Debenture" or "Debentures" as used in this Article 4 shall be deemed to mean or include any part of the principal amount of any Debenture which in accordance with the foregoing provisions has become subject to redemption.

4.3

Notice of Redemption

Notice of redemption of any series of Debentures shall be given to the holders of the Debentures so to be redeemed not more than 60 days nor less than 30 days prior to the date fixed for redemption, in the manner provided in Article 3.  The Corporation shall give the Trustee notice of such redemption 30 days prior to the date of the proposed notice of redemption to the holders of the Debentures.  Every notice of redemption to the holders of the Debentures so to be redeemed shall specify the aggregate principal amount of Debentures called for redemption, the redemption date, the redemption price and the places of payment and shall state that interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the redemption date.  In addition, unless all the outstanding Debentures are to be redeemed, the notice of redemption shall specify:

(a)

in the case of a published notice the distinguishing letters and numbers of the Debentures which are to be redeemed; and

(b)

in the case of a notice mailed to a registered Debenture holder, the distinguishing letters and numbers of the registered Debentures which are to be redeemed (or of such thereof as are registered in the name of such Debenture holder) and the principal amounts of such Debentures or, if any such Debenture is to be redeemed in part only, the principal amount of such part.

In the event that all Debentures to be redeemed are registered Debentures, publication shall not be required.

4.4

Debentures Due on Redemption Dates

Notice having been given as aforesaid, all the Debentures so called for redemption shall thereupon be and become due and payable at the redemption price, on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in such Debentures, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem such Debentures shall have been deposited as provided in Section 4.5 and affidavits or other proof satisfactory to the Trustee as to the publication and/or mailing of such notices shall have been lodged with it, interest upon the said Debentures shall cease and coupons for interest to accrue after the said date upon the said Debentures shall become and be void.  In the case any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

4.5

Deposit of Redemption Moneys

Redemption of Debentures shall be provided for by the Corporation depositing with the Trustee or any paying agent to the order of the Trustee, at least one business day before the redemption date specified in such notice, such sums as may be sufficient to pay the redemption price of the Debentures so called for redemption, including accrued interest thereon to the date of redemption.  From the sums so deposited the Trustee shall pay or cause to be paid to the holders of such Debentures so called for redemption, upon surrender of such Debentures with the unmatured coupons, if any, appertaining thereto, the principal, premium, if any, and interest to which they are respectively entitled on redemption, provided that, in the case of coupon Debentures, the accrued interest as represented by coupons matured prior to, or on, the redemption date shall continue to be payable (but without interest thereon, unless the Corporation shall make default in the payment thereof upon demand) to the respective bearers of the coupons therefor upon presentation and surrender thereof.

4.6

Cancellation of Debentures Redeemed

All Debentures redeemed and paid under this Article 4 together with all unmatured coupons, if any, appertaining thereto shall forthwith be delivered to the Trustee and cancelled and no Debentures shall be issued in substitution therefor.

4.7

Purchase of Debentures by the Corporation

Unless otherwise specifically provided with respect to a particular series of Debentures, the Corporation may if it is not at the time in default hereunder, at any time and from time to time, purchase Debentures in the market (which shall include purchase from or through an investment dealer or a firm holding membership on a recognized stock exchange) or, by tender or by contract.  All Debentures so purchased, together with any unmatured coupons appertaining thereto, may, at the option of the Corporation, be delivered to the Trustee whereupon they shall be cancelled and no Debentures shall be issued in substitution therefor.  Alternatively, the Corporation may, subject to any mandatory redemption, sinking fund or analogous provisions, hold and re-issue the Debentures so purchased, and the provisions of Section 2.11 shall apply mutatis mutandis.

5.

COVENANTS OF THE CORPORATION

5.1

General Covenants

The Corporation covenants with the Trustee that so long as any Debentures remain outstanding:

(a)

The Corporation shall duly and punctually pay or cause to be paid to every holder of every Debenture issued hereunder the principal thereof, premium, if any, and interest accrued thereon, if any (including, in the case of default, interest at the rate specified therein on the amount in default) at the dates and places, in the currencies and in the manner mentioned herein and in such Debentures and in the coupons, if any, appertaining thereto.  As interest becomes due on each fully registered Debenture (except at maturity or on redemption, when interest may at the option of the Corporation be paid upon surrender of such Debenture) the Corporation, either directly or through the Trustee, shall send, at least three days prior to each date on which interest becomes due, by prepaid ordinary mail, a cheque for such interest (less any tax required to be withheld therefrom) payable to the order of the then registered holder of such Debenture and addressed to him at his last address appearing on the register, unless such holder otherwise directs and except, in the case of Medium Term Notes, as provided in Section 2.4.  In the case of joint holders, cheques for principal and interest shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and the receipt or deemed receipt by any one of such holders therefor shall be a valid discharge to the Trustee and any Debenture registrar and to the Corporation.  If, in the case of fully registered Debentures, more than one address appears on the register in respect of a joint holding any cheque for interest shall be mailed to the first address so appearing.  The mailing of any cheque shall, to the extent of the sum represented thereby, plus the amount of any tax withheld as aforesaid, satisfy and discharge all liability for interest on a Debenture, unless such cheque be not paid at par on presentation at any one of the places where such interest is, by the terms of such Debenture, made payable.  In the event of non-receipt of any cheque for interest by the person to whom it is so sent as aforesaid, the Corporation or the Trustee will issue to such person a replacement cheque for a like amount upon being furnished with such evidence of non-receipt as it shall reasonably require.

(b)

The Corporation shall (subject to the provisions of Article 8) at all times maintain its corporate existence, will, and will cause its Restricted Subsidiaries to, carry on and conduct their respective businesses in a proper, efficient and business like manner and in accordance with good business practice, and diligently maintain, use and operate its and their respective properties and plants so as to preserve and protect the earnings, incomes, rents, issues and profits thereof (provided, however that the foregoing shall not prevent the discontinuance of any business of a Restricted Subsidiary if, at the time of such discontinuance, the Corporation shall determine that such discontinuance is desirable in the conduct of the business of the Corporation and is not disadvantageous in any material respect to the holders of the Debentures), will keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and will file with the Trustee copies (which may be electronic copies) of all consolidated financial statements of the Corporation furnished to its shareholders after the date hereof and any reports of the Corporation's Auditors thereon within 10 days after the Corporation is required to file the same with Canadian securities regulators.

(c)

The Corporation shall from time to time pay or cause to be paid all taxes, rates, levies, assessments, ordinary or extraordinary, government fees or dues lawfully levied, assessed or imposed upon or in respect of its property or any part thereof or upon the income and profits of the Corporation and of its Restricted Subsidiaries as and when the same become due and payable and will duly observe and conform to all applicable requirements of any governmental authority relative to any of the property or rights of the Corporation and of its Restricted Subsidiaries and all covenants, terms and conditions upon or under which any such property or rights are held, except where the failure to comply with any of the foregoing requirements would not, individually or in the aggregate, be disadvantageous in any material respect to the holders of the Debentures and further provided that the Corporation and its Restricted Subsidiaries shall have the right to contest by legal proceedings any taxes, rates, levies, assessments, government fees or dues, and upon such contest, may delay or defer payment or discharge thereof.

(d)

Except for Permitted Encumbrances, the Corporation shall not create, incur, assume or suffer to exist, nor shall it allow or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, any Security Interest securing the Indebtedness of any person upon or with respect to any of its or their respective properties, assets or undertaking whether now owned or hereafter acquired, unless at the time thereof or prior thereto, the Debentures then outstanding under this Indenture are equally and ratably secured with such Indebtedness.

(e)

The Corporation shall give notice in writing to the Trustee of the occurrence of any Event of Default or any event which would, with notification or with the lapse of time or otherwise, constitute an Event of Default forthwith upon becoming aware thereof and without waiting for the Trustee to take any further action, and specifying the nature of such default and the steps taken or proposed to be taken to remedy the same.

5.2

Not to Accumulate Interest

In order to prevent any accumulation after maturity of unpaid coupons or of unpaid interest or of unpaid Debentures the Corporation covenants with the Trustee that it will not, directly or indirectly, extend or assent to the extension of time for payment of any interest on any Debenture or be a party to or approve any such arrangement by purchasing or funding any of said coupons or interest or in any other manner.  In case the time for payment of any such coupons or interest shall be so extended, whether for a definite period or otherwise, such coupons or interest shall not be entitled in case of default hereunder to the benefit of these presents except subject to the prior payment in full of the principal of all Debentures issued hereunder and then outstanding and of all matured coupons and interest of such Debentures, the payment of which has not been so extended, and of all other moneys payable hereunder.

5.3

Performance of Covenants by Trustee

If the Corporation shall fail to perform any of its covenants contained in this Indenture the Trustee may notify the Debenture holders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Debenture holders.  All sums so expended or advanced by the Trustee shall be repayable as provided in Section 11.7.  No such performance, expenditure or advance by the Trustee shall be deemed to relieve the Corporation of any default hereunder.

5.4

Method of Payment

All payments to be made under the Trust Indenture or any Debenture which are required to be made by cheque payable to any person, may also be made by electronic funds wire or other transmission of immediately available funds for credit to the commercial bank and account of that person, as that person may designate in writing, notwithstanding any contrary provision in the Trust Indenture or in the Debenture with respect to the place of payment.

6.

DEFAULT AND ENFORCEMENT

6.1

Events of Default

The events following are hereinafter sometimes referred to as "Events of Default" with respect to a series of Debentures:

(a)

if the Corporation makes default in payment of the principal of or premium, if any, on that series of Debentures when the same becomes due under any provision hereof or of the series of Debentures and if the default in payment continues for a period of four days after written notice thereof has been provided to the Corporation by the Trustee;

(b)

if the Corporation makes default in payment of any interest due on that series of Debentures or on any sinking fund payment due with respect to that series of Debentures and if this default in payment continues for a period of 30 days after written notice thereof has been provided to the Corporation by the Trustee;

(c)

if an order shall be made or an effective resolution be passed for the winding-up or liquidation of the Corporation except in the course of carrying out the provisions of Article 8 or pursuant to a transaction in respect of which the conditions of Article 8 are duly observed and performed;

(d)

if the Corporation or any Restricted Subsidiary shall make a general assignment for the benefit of its creditors, or shall be declared bankrupt, or shall commence proceedings under any statute that may reasonably have the effect of compromising the rights of creditors without their consent, or if a custodian or a sequestrator or a receiver and manager or any other officer with similar powers shall be appointed of, or an encumbrancer takes possession of, the property of the Corporation or of any Restricted Subsidiary or any part thereof which is, in the opinion of the Trustee, a substantial part thereof;

(e)

if any process of execution is enforced or levied upon any of the property of the Corporation or a Restricted Subsidiary and such property has a net book value in excess of the greater of $100,000,000 and 2% of the Equity of the Corporation, or the equivalent thereof in any other currency, and such process remains unsatisfied for a period of 60 days, as to movable or personal property, or 90 days, as to immovable or real property, provided that such process of execution is not, in good faith, disputed by the Corporation or such Restricted Subsidiary, or, if so disputed, the Corporation shall not have given evidence satisfactory to the Trustee that it has or such Restricted Subsidiary has available a sum sufficient to pay in full the amount claimed in the event that it shall be held to be a valid claim;

(f)

if the Corporation or a Restricted Subsidiary fails to make any principal payment at maturity, including any applicable grace period, in respect of any issue of Indebtedness for Borrowed Money in any aggregate amount in excess of the greater of $100,000,000 and 2% of the Equity of the Corporation, or the equivalent thereof in any other currency, and such failure shall have continued for a period of 30 days after written notice thereof shall have been given to the Corporation by the Trustee, or to the Corporation and the Trustee by the holders of not less than 25% in aggregate principal amount of the outstanding Debentures of any series;

(g)

if a default with respect to any Indebtedness for Borrowed Money of the Corporation or any Restricted Subsidiary occurs, which default results in the acceleration of any such Indebtedness for Borrowed Money of the Corporation or any Restricted Subsidiary in an aggregate amount in excess of the greater of $100,000,000 and 2% of the Equity of the Corporation, or the equivalent thereof in any other currency, without such Indebtedness for Borrowed Money having been discharged or such acceleration having been cured, waived, rescinded or annulled for a period of 30 days after written notice thereof shall have been given to the Corporation by the Trustee, or to the Corporation and the Trustee by the holders of not less than 25% in aggregate principal amount of the outstanding Debentures of any series; and

(h)

if the Corporation shall neglect to carry out or observe any other covenant or condition herein contained on its part to be observed and performed and after notice in writing has been given by the Trustee to the Corporation specifying such default and requiring the Corporation to put an end to the same and the Corporation shall fail to make good such default within a period of 60 days or such shorter period as would at any time, if continued, render any property of the Corporation or any of its Restricted Subsidiaries liable to forfeiture, unless the Trustee (having regard to the subject matter of the neglect or non-observance) shall have agreed to a longer period, and in such event, within the period agreed to by the Trustee.

In addition to the events hereinabove set forth, the Corporation may by indenture supplemental hereto, executed and delivered pursuant to the provisions of Article 10, create further Events of Default.

6.2

Acceleration on Default

In case an Event of Default has occurred, the Trustee may in its discretion and shall upon the requisition in writing of the holders of at least 25% of the principal amount of the affected Debentures then outstanding, subject to the provisions of Section 6.3, by notice in writing to the Corporation declare the principal and interest of all such Debentures then outstanding and other moneys payable hereunder to be due and payable and the same shall become immediately due and payable to the Trustee on demand, anything therein or herein to the contrary notwithstanding, and the Corporation shall on such demand forthwith pay to the Trustee for the benefit of the Debenture holders the principal of and accrued and unpaid interest and interest on amounts in default on such Debentures (and, where such a declaration is based upon a voluntary winding up or liquidation of the Corporation, the premium, if any, on the Debentures then outstanding which would have been payable upon the redemption thereof by the Corporation on the date of such declaration) and all other moneys secured hereby, together with subsequent interest thereon at the rates borne by the Debentures (to the extent permitted by law), or if no rate is specified at an annual rate equivalent to the annual rate of interest announced from time to time by the Royal Bank of Canada as being its prime rate then in effect on Canadian dollar loans made in Canada, from the date of the said declaration until payment is received by the Trustee, such subsequent interest to be payable at the times and places and in the moneys mentioned in and according to the tenor of the Debentures and coupons.  Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder and any moneys so received by the Trustee shall be applied as provided in Section 6.5.

6.3

Waiver of Default

In case an Event of Default has occurred otherwise than by default in payment of any principal moneys at maturity:

(a)

the holders of not less than 66 2/3% of the principal amount of the Debentures then outstanding shall have power (in addition to and subject to the powers exercisable by extraordinary resolution as hereinafter provided) by requisition in writing to instruct the Trustee to waive the default and/or to cancel any declaration made by the Trustee pursuant to Section 6.2 and the Trustee shall thereupon waive the default and/or cancel such declaration upon such terms and conditions as such Debenture holders shall prescribe, provided that notwithstanding the foregoing if the Event of Default has occurred by reason of the nonobservance or nonperformance by the Corporation of any covenant applicable only to one or more particular series of Debentures then the holder of not less than 66 2/3% of the principal amount of the outstanding Debentures of that series or those series, as the case may be, shall be entitled to exercise the foregoing power and the Trustee shall so act and it shall not be necessary to obtain a waiver from the holders of any other series of Debentures; and

(b)

the Trustee, so long as it has not become bound to institute any proceedings hereunder, shall have power to waive the default if, in the Trustee's opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as to the Trustee may seem advisable;

provided that no act or omission either of the Trustee or of the Debenture holders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default or the rights resulting therefrom.

6.4

Right of Trustee to Enforce Payment

Subject to the provisions of Section 6.3, in case the Corporation shall fail to pay to the Trustee, on demand, and when due, the principal of and premium (if any) and interest on all affected Debentures then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon the request in writing of the holders of not less than 25% in principal amount of such Debentures then outstanding, and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal of and premium (if any) and interest on all such Debentures then outstanding (without possession of any of the Debentures or coupons or the production thereof at any trial or proceeding) together with any other amounts due hereunder, by any remedy provided by law either by legal proceedings or otherwise.

6.5

Application of Moneys by Trustee

Except as herein otherwise expressly provided, any moneys received by the Trustee from the Corporation pursuant to the foregoing Sections of this Article 6, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied, together with any other moneys in the hands of the Trustee available for such purposes, as follows:

FIRST:  to the payment or reimbursement to the Trustee of its compensation, costs, charges, expenses, borrowings, advances, or other moneys furnished or provided by or at the instance of the Trustee in or about the execution of its trust or otherwise in relating to this Indenture, with interest thereon as herein provided;

SECOND:  subject to the provisions of Section 5.2 and as hereinafter in this Section 6.5 provided, in payment of the principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on the Debentures and coupons which shall then be outstanding in the priority of principal first and then premium and then accrued and unpaid interest and interest on amounts in default unless otherwise directed by extraordinary resolution passed as hereinafter provided and in that case in such order of priority as between principal, premium and interest as may be directed by such resolution; and

THIRD: the surplus (if any) of such moneys shall be paid to the Corporation or its assigns;

provided, however, that no payment shall be made in respect of principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on any Debenture or coupon held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary (other than any Debenture pledged for value and in good faith to a person other than the Corporation or any Subsidiary, but only to the extent of such person's interest therein) except subject to the prior payment in full of the principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on all Debentures which are not so held.

The Trustee shall not however be bound to apply or make any partial or interim payment of any moneys coming into its hands if the amount so received by it is insufficient to make a distribution of at least two percent of the principal amount of the outstanding Debentures but it may retain the money so received by it and deposit the same in its deposit department or in a chartered bank in Canada to its credit at such rate of interest as is then current on similar deposits or invest the same as provided in Article 9 until the moneys or the investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control, shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner above set forth.

6.6

Notice of Payment by Trustee

Not less than 21 days notice shall be given by the Trustee of any payment to be made under this Article 6 to the Debenture holders.  Such notice shall state the time when and place where such payment is to be made and also the liability under this Indenture upon which it is to be applied.  After the day so fixed, unless payment shall have been duly demanded and have been refused, the Debenture holders will be entitled to interest only on the balance (if any) of the principal moneys, premium (if any) and interest due to them, respectively, on the Debentures, after deduction of the respective amounts payable in respect thereof on the day so fixed.

6.7

Trustee May Demand Production of Debentures

The Trustee shall have the right to demand production of the Debentures and/or coupons in respect of which any payment of principal, interest or premium required by this Article 6 is made and may cause to be endorsed on the same a memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement in any special case, upon such indemnity being given to it and to the Corporation as the Trustee shall deem sufficient.

6.8

Trustee Appointed Attorney

After an Event of Default and until such Event of Default shall have been rectified, the Trustee shall be the attorney of the Corporation for and in the name and on behalf of the Corporation to execute any instrument and do any acts and things which the Corporation ought to sign, execute and do hereunder and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.

6.9

Remedies Cumulative

Each and every remedy herein conferred upon or reserved to the Trustee, or upon or reserved to the holders of the Debentures, shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

6.10

Judgment Against Corporation

The Corporation covenants and agrees with the Trustee that, in case of any proceedings to obtain judgment for the principal of or interest or premium on the Debentures, judgment may be rendered against it in favour of the Debenture holders hereunder, or in favour of the Trustee, as trustee of an express trust for the Debenture holders, for any amount which may remain due in respect of the Debentures and premium (if any) and interest thereon.

6.11

Immunity of Shareholders, etc.

The Debenture holders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director, officer or employee of the Corporation for the payment of the principal of and premium, if any, and interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation herein or in the Debentures contained.

6.12

Suits by Debenture Holders

No holder of any Debenture or coupon shall have the right to institute any action or proceeding or to exercise any other remedy authorized by this Indenture for the purpose of enforcing any rights on behalf of the Debenture holders or for the execution of any trust or power hereunder or for the appointment of a liquidator or receiver or for a receiving order under the Bankruptcy and Insolvency Act (Canada), as amended from time to time, (or other statute hereinafter enacted in place thereof) or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceedings, unless the request and indemnity referred to in Section 6.4 has been tendered to the Trustee and the Trustee shall have failed to act within a reasonable time thereafter, in such case but not otherwise, any Debenture holder acting on behalf of himself and all other Debenture holders shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under Section 6.4, it being understood and intended that no one or more holders of Debentures or coupons shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by his or their action or to enforce any right hereunder or under any Debenture or coupon, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all holders of all outstanding Debentures and coupons.

7.

SATISFACTION AND DISCHARGE

7.1

Cancellation and Destruction

All matured coupons and Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled by it.  All Debentures and coupons cancelled or required to be cancelled under this or any other provisions of this Indenture may be destroyed by or under the direction of the Trustee by incineration or otherwise (in the presence of a representative of the Corporation if the Corporation shall so require) and the Trustee shall retain a certificate of such destruction and deliver a duplicate thereof to the Corporation.

7.2

Non-Presentation of Debentures and Coupons

Subject to the redemption provisions applicable to any Debentures, in case the holder of any Debenture or coupon shall fail to present the same for payment on the date on which the principal thereof, the premium, if any, thereon and/or the interest thereon or represented thereby becomes payable either at maturity, on redemption or otherwise or shall not accept payment on account thereof and give such receipt therefor, if any, as the Trustee may require:

(a)

the Corporation shall be entitled to pay to the Trustee and direct it to set aside; or

(b)

in respect of moneys in the hands of the Trustee which may or should be applied to the payment or redemption of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside; or

(c)

if the redemption was pursuant to notice given by the Trustee, the Trustee may itself set aside;

the principal moneys and the premium, if any, and/or the interest, as the case may be, in trust to be paid to the holder of such Debenture or coupon upon due presentation or surrender thereof in accordance with the provisions of this Indenture, and from and after such setting aside all such amounts shall be deemed to have been paid by the Corporation in accordance with the provisions of this Indenture and such Debenture or coupon shall be deemed not to be outstanding hereunder and no further interest shall accrue thereon to the holder, and the holder of such Debenture or coupon shall, subject to Section 7.3, have no rights in respect thereof except that of receiving payment of the moneys so set aside, without interest, upon due presentation and surrender thereof.

7.3

Repayment of Unclaimed Moneys to Corporation

Any moneys set aside under Section 7.2 and not claimed by and paid to holders of Debentures or coupons as provided in said Section 7.2 within six years after the date of maturity or redemption, as the case may be, shall, subject to any applicable laws and regulations, become the property of the Corporation free of any beneficial claim by the holders of the Debentures or coupons, and shall be repaid to the Corporation by the Trustee together with any interest accrued thereon and thereupon the Trustee shall be released from all further liability with respect to such moneys.

7.4

Release from Covenants

Upon proof being given to the reasonable satisfaction of the Trustee that all the Debentures and the premium, if any, thereon and interest (including interest on amounts overdue) thereon and other moneys payable hereunder have been paid and upon payment of all costs, charges and expenses properly incurred by, or owing to, the Trustee in relation to these presents, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be requisite to evidence the satisfaction and discharge of the security (if any) created pursuant hereto, and to release the Corporation from its covenants herein contained except those relating to the indemnification of the Trustee.

7.5

Satisfaction

The Corporation shall be deemed to have fully paid, satisfied and discharged the outstanding Debentures of any series and the Trustee, at the expense of the Corporation, shall execute and deliver proper instruments acknowledging the full payment, satisfaction and discharge of the Debentures, when, with respect to all outstanding Debentures of any series, either:

(a)

the Corporation has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making payment on the Debentures of such series, an amount sufficient to pay, satisfy and discharge the entire amount of principal, premium, if any, and interest to the maturity date or any repayment date or redemption dates, as the case may be, of the outstanding Debentures of such series; or

(b)

the Corporation has deposited or caused to be deposited with the Trustee as trust property in trust for the purpose of making payment on the Debentures of such series, such amount of direct obligations of, or obligations the principal and interest of which are guaranteed by, the Government of Canada or a province thereof, as will, together with the income to accrue thereon and reinvestment thereof, be sufficient to pay and discharge the entire amount of principal and accrued and unpaid interest to the maturity date or any repayment date, as the case may be, of the outstanding Debentures of such series;

and in either event:

(c)

the Corporation has paid, caused to be paid or made provisions to the satisfaction of the Trustee for the payment of all other sums payable with respect to the outstanding Debentures of such series; and

(d)

the Corporation has delivered to the Trustee a Certificate of the Corporation stating that all conditions precedent herein provided relating to the payment, satisfaction and discharge of the outstanding Debentures of such series have been complied with.

Any deposits with the Trustee referred to in this Section 7.5 shall, subject to Section 7.3, be irrevocable and shall be made under the terms of an escrow and/or trust agreement in form and substance satisfactory to the Trustee and which provides for the due and punctual payment of the principal of, and interest and premium, if any, on the series of Debentures being satisfied.

Upon the satisfaction of the conditions set forth in this Section 7.5 with respect to all the outstanding Debentures, the terms and conditions of the Debentures, including the terms and conditions with respect thereto set forth in this Indenture shall no longer be binding upon or applicable to the Corporation.

Any funds or obligations deposited with the Trustee pursuant to this Section 7.5 shall be denominated in the currency in which the Debentures so deemed to be fully paid, satisfied and discharged are denominated.

8.

SUCCESSOR COMPANIES

8.1

Certain Requirements in Respect to Mergers, etc.

The Corporation shall not enter into any transaction, or series of transactions, whereby all or substantially all of its undertaking, property and assets would become the property of any company (herein called the "successor company") whether by way of reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale, conveyance, lease or otherwise unless:

(a)

an indenture supplemental hereto together with such other instruments as are necessary to evidence the assumption by the successor company of the due and punctual payment of all of the Debentures and the interest thereon and all other moneys payable hereunder and the covenant of the successor company to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation under this Indenture is delivered to the Trustee or the successor company assumes such payment and such obligations and covenants by operation of law;

(b)

such transaction, or series of transactions, shall in the opinion of Counsel be upon such terms as substantially to preserve and not to prejudice any of the rights of the Trustee and the Debenture holders hereunder including the rights of the Debenture holders in respect of the conversion of any Debentures that may be convertible;

(c)

no condition or event shall exist and be continuing as to the Corporation or the successor company either at the time of or immediately after such consolidation, amalgamation, merger, transfer, sale or conveyance and after giving full effect thereto or immediately after the successor company complying with the provisions of paragraph (a) above which constitutes or would with notice or the lapse of time or both constitute an Event of Default hereunder; and

(d)

the Corporation or the successor company shall have delivered to the Trustee a Certificate of the Corporation and an opinion of Counsel, each stating that such reconstruction, reorganization, consolidation, amalgamation, merger, conveyance, transfer, sale lease or other transaction, or series of transactions, and such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, that the provisions of this Article 8 shall not apply to any transaction whereby the Corporation or a Restricted Subsidiary remains or becomes the successor company, but provided further that any Restricted Subsidiary which becomes the successor company shall be required to expressly assume the covenants and obligations of the Corporation under this Indenture if such Restricted Subsidiary does not assume such covenants and obligations by operation of law.

8.2

Vesting of Powers in Successor

Whenever the conditions of Section 8.1 have been duly observed and performed, or are not required pursuant to Section 8.1, a successor company to the Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this Indenture required to be done or performed by any directors or officers of the Corporation may be done and performed with like force and effect by the like directors or officers of such successor company.

9.

MEETINGS OF DEBENTURE HOLDERS

9.1

Right to Convene Meeting

The Trustee may at any time and from time to time and shall on requisition in writing made by the Corporation or by the holders of at least ten percent of the principal amount of Debentures then outstanding and upon being indemnified to its reasonable satisfaction by the Corporation or by the Debenture holders making such requisition against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debenture holders.  In the event of the Trustee failing within 30 days after such a requisition is made and indemnity given as aforesaid to give notice convening a meeting, the Corporation or such Debenture holders, as the case may be, may convene such meeting.  Every such meeting shall be held in the City of Calgary or at such other place as may be approved or determined by the Trustee.  The record date for determining the holders of Debentures entitled to attend and vote at a meeting of the Debentureholders shall be the close of business on that day which is 20 days prior to the scheduled date of such meeting and if that day is not a business day, the close of business on the latest business day preceding such day.

9.2

Notice

At least 30 days notice of any meeting shall be given to the Debenture holders in the manner provided in Section 3.12 and a copy thereof shall be sent by post to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it.  Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.

9.3

Chairman

Any person, who need not be a Debenture holder, nominated in writing by the Trustee shall be chairman of the meeting and if no person is nominated, or if the person so nominated is not present within fifteen minutes from the time fixed for the holding of the meeting, the Debenture holders present in person or by proxy shall choose any person present to be chairman.

9.4

Quorum

Subject to the provisions of Section 9.12, at any meeting of the Debenture holders a quorum shall consist of Debenture holders present in person or by proxy and representing at least 25% principal amount of the outstanding Debentures.  If a quorum of the Debenture holders shall not be present within half an hour from the time fixed for holding any meeting, the meeting, if summoned by or on the requisition of Debenture holders, shall be dissolved, but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a business day in which case it shall be adjourned to the next following business day thereafter) at the same time and place.  At the adjourned meeting the Debenture holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% in principal amount of the outstanding Debentures.

9.5

Power to Adjourn

The chairman of any meeting at which a quorum of the Debenture holders is present may with the consent of the holders of a majority in principal amount of the Debentures represented thereat adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

9.6

Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on extraordinary resolutions shall be given in the manner hereinafter provided.  At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

9.7

Poll

On every extraordinary resolution, and on any other question submitted to a meeting when demanded, after a vote by show of hands, by the chairman or by one or more of the Debenture holders, acting in person or by proxy and holding at least $100,000 principal amount of Debentures, a poll shall be taken in such manner as the chairman shall direct and the result of the poll shall be and be deemed to be the decision of the meeting.  Questions other than extraordinary resolutions shall, if a poll be taken, be decided by the votes of the holders of a majority in principal amount of the Debentures voted on the poll.

9.8

Voting

On a show of hands every person who is present and entitled to vote, whether as a Debenture holder or as proxy for one or more absent Debenture holders or both, shall have one vote.  On a poll each Debenture holder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each $1,000 (or the equivalent thereof in any other currency) principal amount of Debentures of which he shall then be holder.  A proxy need not be a Debenture holder.  In the case of joint registered holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other persons, but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Debentures of which they are joint registered holders.

9.9

Regulations

The Trustee or the Corporation with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall from time to time think fit:

(a)

for the issue of voting certificates:

(i)

by any bank, trust company or other depository approved by the Trustee certifying that specified unregistered Debentures have been deposited with it by a named holder and will remain on deposit until after the meeting and any adjournment thereof, and

(ii)

by any bank, trust company, insurance company, governmental department or agency approved by the Trustee certifying that it is the holder of specified unregistered Debentures and will continue to hold the same until after the meeting and any adjournment thereof which voting certificates shall entitle the holders named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof, in the same manner and with the same effect as though the holders so named in such voting certificates were the actual bearers of the Debentures specified therein;

(b)

for the deposit of voting certificates and/or instruments appointing proxies at such place as the Trustee, the Corporation or the Debenture holders convening the meeting, as the case may be, may in the notice convening the meeting direct; and

(c)

for the deposit of voting certificates and/or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such voting certificates and/or instruments appointing proxies to be mailed, cabled, telegraphed, telecopied or sent by other means of recorded communication before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted.  Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be persons who produce unregistered Debentures at the meeting and the registered Debenture holders and persons whom registered Debenture holders have by instrument in writing duly appointed as their proxies.

9.10

Corporation and Trustee may be Represented

The Corporation and the Trustee, by their respective officers, employees and directors, and the legal advisers of the Corporation and the Trustee may attend any meeting of the Debenture holders, but shall have no vote as such.

9.11

Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by Section 9.8 or any other provisions of this Indenture or by law, a meeting of the Debenture holders shall have the following powers exercisable from time to time by extraordinary resolution:

(a)

power to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of the Debenture holders and/or the Trustee against the Corporation or against its undertaking, property and assets or any part thereof whether such rights arise under this Indenture or the Debentures or otherwise;

(b)

power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Debentures in any manner specified in such extraordinary resolution or to refrain from exercising any such power, right, remedy or authority;

(c)

power to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provision of this Indenture or the Debentures either unconditionally or upon any conditions specified in such extraordinary resolution, and in case any Debenture holder shall have commenced any proceeding to enforce any remedy hereunder by reason of such default, to restrain such Debenture holder from continuing such proceeding and to stay or discontinue the same, upon payment of the reasonable and necessary costs, charges or expenses incurred by such Debenture holder in connection therewith;

(d)

power to sanction the sale, exchange or other disposition of all the Debentures for the time being outstanding for such consideration as may be specified in such extraordinary resolution, which consideration may be wholly or partly cash, shares, bonds, debentures, notes or other securities or obligations of the Corporation or any other corporation formed or to be formed;

(e)

power to assent to any modification of or change in or omission from the provisions contained herein which shall be agreed to by the Corporation and to authorize the Trustee to concur in and execute any instrument supplemental hereto embodying such modification, change or omission;

(f)

power to authorize the distribution in specie of any shares or securities received upon the realization of any security created pursuant hereto or the use or disposal of the whole or any part of such shares or securities or any cash received thereon in such manner and for such purpose or purposes as may be specified in or authorized or approved in the resolution authorizing the same;

(g)

power to sanction any scheme for the reorganization of the Corporation and/or any Subsidiary or for the consolidation, amalgamation or merger of the Corporation and /or any Subsidiary with any other company and for the selling or leasing of the undertaking, property and assets of the Corporation and/or any Subsidiary or any part thereof, provided no such sanction shall be necessary for a reorganization, consolidation, amalgamation, merger, sale or lease under the provisions of Article 8;

(h)

power to appoint and remove a committee to consult with the Trustee and to delegate to such committee (subject to such limitations, if any, as may be prescribed in such extraordinary resolution) the power to give to the Trustee any or all of the directions or authorizations which the Debenture holders could give by extraordinary resolution under the foregoing clauses (a), (b), (c), (d), (e), (f) and (g); the extraordinary resolution making such appointment may provide for payment of the expenses and disbursement of and compensation to such committee; such committee shall consist of such number of persons as shall be prescribed in the extraordinary resolution appointing it, and the members need not be themselves Debenture holders; subject to the extraordinary resolution appointing it, every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedure generally and such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum; all acts of any such committee within the authority delegated to it shall be binding upon all Debenture holders; neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith; all costs of such committees shall, unless otherwise agreed to by the Corporation, be for the account of the Debenture holders;

(i)

power to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Debenture holders; and

(j)

power to remove the Trustee from office and to appoint a new Trustee or Trustees.

9.12

Meaning of "Extraordinary Resolution"

(a)

The expression "extraordinary resolution" when used in the Indenture means, subject as hereinafter in this Section 9.12 and in Sections 9.15, 9.17 and 9.18 provided, a resolution proposed to be passed as an extraordinary resolution at a meeting of Debenture holders duly convened for such purpose and held in accordance with the provisions in this Article contained at which the holders of at least 51% in principal amount of the Debentures then outstanding are present in person or by proxy and passed by the favourable votes of the holders of not less than 66 2/3% of the principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

(b)

If at any such meeting called for the purpose of passing an extraordinary resolution, the holders of 51% in principal amount of the Debentures outstanding are not present in person or by proxy within half an hour after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Debenture holders, shall be dissolved; but in any other case it shall stand adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman.  Not less than ten days notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 3.12.  Such notice shall state that at the adjourned meeting the Debenture holders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.  At the adjourned meeting the Debenture holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in this Section 9.12 shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that the holders of 51% in principal amount of the Debentures then outstanding are not present in person or by proxy at such adjourned meeting.

(c)

Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

9.13

Powers Cumulative

It is hereby declared and agreed that any one or more of the powers and/or any combination of the powers in this Indenture stated to be exercisable by the Debenture holders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Debenture holders to exercise such power or powers or combination of power or any power or powers or combination of powers thereafter from time to time.

9.14

Minutes

Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Debenture holders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings had, to have been duly passed and had.

9.15

Instruments in Writing

Subject to Section 9.17, all actions which may be taken and all powers that may be exercised by the Debenture holders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by the holders of 66 2/3% of the principal amount of all the outstanding Debentures by an instrument in writing signed in one or more counterparts and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.  The record date for determining the Debentureholders entitled to sign such instrument in writing shall be the close of business on the day prior to the date upon which the instrument in writing is proposed to be effective, and if that day is not a business day, the close of business on the latest day preceding such day.  Proof of the execution of an instrument in writing by any Debenture holder may be made by the certificate of any notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

Any instrument in writing signed as herein provided shall bind all future holders of the same Debenture or any Debenture or Debentures issued in exchange therefor in respect of anything done or suffered by the Corporation or the Trustee in pursuance thereof.

9.16

Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article at a meeting of Debenture holders shall be binding upon all the Debenture holders, whether present or absent at such meeting, and every instrument in writing signed by Debenture holders in accordance with Section 9.15 shall be binding upon all the Debenture holders, whether signatories thereto or not, and each and every Debenture holder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, extraordinary resolution and instrument in writing.

9.17

Serial Meetings

(a)

If any business to be transacted at a meeting of Debenture holders, or any action to be taken or power to be exercised by instrument in writing under Section 9.15, especially affects the rights of the holders of Debentures of one or more series in a manner or to an extent substantially differing from that in which it affects the rights of the holders of Debentures of any other series (as to which an opinion of Counsel delivered to the Trustee shall be binding on all Debenture holders, the Trustee and the Corporation for the purposes hereof), then:

(i)

reference to such fact, indicating each series so especially affected, shall be made in the notice of such meeting and the meeting shall be and is herein called a "serial meeting";

(ii)

the holders of Debentures of a series so especially affected shall not be bound by any action taken at a serial meeting unless in addition to compliance with the other provisions of this Article:

(A)

there are present in person or by proxy at the said meeting holders of at least 25% (or, for the purpose of passing any extraordinary resolution, 51%) in principal amount of the outstanding Debentures of such series, subject to the provisions of this Article as to adjourned meetings;

(B)

the resolution is passed by the favourable votes of the holders of at least a majority (or, in the case of an extraordinary resolution, not less than 66 2/3%) of the principal amount of Debentures of such series voted on the resolution; and

(iii)

the holders of Debentures of a series so especially affected shall not be bound by any action taken or power exercised by instrument in writing under Section 9.15 unless such instrument is signed in one or more counterparts by the holders of 66 2/3% of the principal amount of outstanding Debentures of such series.

(b)

If in the opinion of Counsel any business to be transacted at any meeting or any action to be taken or power to be exercised by instrument in writing under Section 9.15 does not adversely affect the rights of the holders of Debentures of one or more particular series, the provisions of this Article 9 shall apply as if the Debentures of such series were not outstanding and no notice of any such meeting need be given to the holders of the Debenture of such series.

9.18

Covenants Applicable to a Particular Series of Debentures

Notwithstanding anything herein contained, if any business to be transacted at any meeting or any action to be taken or power to be exercised by any instrument or assent having the effect of an extraordinary resolution relates only to the waiver, amendment, alteration, modification or cancellation of a covenant or provision hereof which by its terms is applicable and has effect only so long as one or more particular series of Debentures remains outstanding or the benefit of which is restricted to any one or more particular series of Debentures, the provisions of this Article 9 shall be read and construed and shall apply as if the Debentures of such one or more particular series of Debentures were the only Debentures outstanding hereunder.  A proposal:

(a)

to extend the maturity or maturities of Debentures of any series or reduce the principal amount thereof or the rate of interest thereon,

(b)

to modify or terminate any covenant or agreement which by its terms is effective only so long as Debentures or a particular series are outstanding or the benefit of which is restricted to a particular series of Debentures (notwithstanding that by its terms such covenant or agreement may, in addition, be effective so long as Debentures of one or more other series are outstanding or the benefit of which is restricted to any one or more other series), or

(c)

to reduce with respect to holders of Debentures of any series any percentage stated in Sections 9.12, 9.15 or 9.17,

shall be applicable to the Debentures of that series and shall be deemed to especially affect the rights of the holders of Debentures of such series in a manner substantially differing from that in which it affects the rights of holders of Debentures of any other series or maturity whether or not a similar extension, reduction, modification or termination is proposed with respect to Debentures of any or all other series or maturities.

10.

SUPPLEMENTAL INDENTURES

10.1

Provisions for Supplemental Indentures for Certain Purposes

From time to time the Corporation when authorized by a resolution of its directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Certificate or Written Order of the Corporation) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, indentures or instruments supplemental hereto which thereafter shall form part hereof for any one or more or all of the following purposes:

(a)

creating and establishing the terms of any subsequent series of Debentures as permitted hereby and the forms and denominations in which they may be issued as provided in Article 2;

(b)

mortgaging, pledging, transferring, assuring and confirming to or vesting in the Trustee, or charging in favour of the Trustee, any property or assets now owned or hereafter acquired by the Corporation;

(c)

evidencing the succession of successor companies to the Corporation and the covenants of and obligations assumed by such successor companies in accordance with the provisions of Article 8;

(d)

giving effect to any extraordinary resolution passed as provided in Article 9;

(e)

making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Debentures or any series thereof or to facilitate their sale on any stock exchange provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interest of the Debenture holders;

(f)

adding to or altering the provisions hereof in respect of the registration and transfer of Debentures including provision for the issue of Debentures of different denominations, the exchange of Debentures of different denominations and making any modification in the form of the Debentures and coupons which does not affect the substance thereof and which, in the opinion of the Trustee, is not prejudicial to the interest of the Debenture holders;

(g)

adding limitations or restrictions, thereafter to be observed, upon the amount, dates of maturity, issue or the purposes of the issue of Debentures hereunder or upon the dealing with the property of the Corporation, provided that the Trustee shall be of the opinion that such further limitations or restrictions shall not be prejudicial to the interest of the Debenture holders;

(h)

adding to the covenants of the Corporation herein contained for the protection of the holders of the Debentures and/or providing for Events of Default in addition to those herein specified;

(i)

making such amendments, deletions or alterations to Sections 11.10 to 11.16, inclusive, without the consent of the Debenture holders, as may be considered necessary or desirable by the Corporation and the Trustee to give effect to any applicable legislation or regulation;

(j)

providing that the terms of any covenant or other provision is applicable and has effect only so long as any one or more particular series of Debentures remains outstanding or restricting the benefit of any covenant or other provision to one or more particular series of Debentures, provided that the Trustee shall be of the opinion that the interest of holders of Debentures outstanding on the date of the supplemental indenture for any such purpose shall not be prejudiced thereby; and

(k)

for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any errors, ambiguities, defective provisions or omissions in this Indenture, provided that such corrections or rectifications shall in the opinion of the Trustee in no way prejudice the rights of the Trustee or of the Debenture holders hereunder.

11.

CONCERNING THE TRUSTEE

11.1

Conditions Precedent to Trustee's Obligations to Act Hereunder

(a)

The Trustee shall not be bound to give any notice or do or take any act, action or proceeding in virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof, nor shall the Trustee be required to take notice of any default hereunder, other than in payment of any moneys required by any provision hereof to be paid to it, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of  this Indenture conclusively assume that the Corporation is not in default hereunder and that no default has been made with respect to the payment of principal, premium, if any, interest or sinking fund on the Debentures or in the observance or performance of any of the covenants, agreements or conditions contained herein.  Any such notice or requisition shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default or take action without any such notice or requisition.

(b)

The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Debenture holders hereunder shall be conditional upon the Debenture holders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(c)

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(d)

The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Debenture holders at whose instance it is acting to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

11.2

Evidence

The Trustee may accept a Certificate of the Corporation as conclusive evidence of any action taken, decision made, opinion held, resolution passed or by law enacted by the Corporation or the directors or shareholders thereof and of the truth of any statement of fact made therein relating to the Corporation, but the Trustee may in its discretion require further evidence or information before acting or relying on any such Certificate.

The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

11.3

Experts and Advisers

(a)

The Trustee may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder, may pay their fees and expenses and the Trustee shall not be responsible for any misconduct on the part of any of them.

(b)

The Trustee may act and shall be protected in acting in good faith on the opinion or advice of or information obtained from any counsel, accountant, engineer, appraiser or other expert or adviser, whether retained or employed by the Corporation or by the Trustee, in relation to any matter arising in the administration of the trusts hereof.

11.4

Documents, Moneys, etc. Held by Trustee

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any chartered bank of Canada or deposited for safekeeping with any such bank, and any moneys so held, pending the application, investment or withdrawal thereof under any provisions of this Indenture may be deposited in the name of the Trustee in any chartered bank of Canada or, with the consent of the Corporation, may be deposited in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof, at the rate of interest, if any, then current on similar deposits or invested in obligations issued or guaranteed by the government of Canada.

11.5

Trustee not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

11.6

Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(a)

The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Debentures (except in the certificate of the Trustee thereon) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation.

(b)

The Trustee shall not be bound to give notice to any person or persons of the execution hereof.

(c)

The Trustee, in its personal or any other capacity, may buy, lend upon and deal in shares in the capital stock of the Corporation and in the Debentures and generally may contract and enter into financial transactions with the Corporation or any Subsidiary without being liable to account for any profit made thereby.

11.7

Compensation and Indemnification of Trustee

The Corporation covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Corporation covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) and as set out in certain letter agreements made from time to time between the Corporation and Trustee, as the same may be amended from time to time, except any such expense, disbursement or advance as may arise from its gross negligence, bad faith or wilful misconduct.  The Corporation also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, bad faith or wilful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim of liability in the premises.  The obligations of the Corporation under this Section 11.7 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

11.8

Replacement of Trustee

The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation three months notice in writing or such shorter notice as the Corporation may accept as sufficient.  The Debenture holders by extraordinary resolution shall have power at any time to remove the Trustee and to appoint a new Trustee.  In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Debenture holders, failing such appointment by the Corporation the retiring Trustee or any Debenture holder may apply to a Judge of the Court of Queen's Bench of Alberta, on such notice as such Judge may direct, for the appointment of a new Trustee, but any new Trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debenture holders.  Any new Trustee appointed under any provision of this section shall be a corporation authorized to carry on the business of a trust company in Alberta, British Columbia, Ontario and Quebec.  On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee, without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new Trustee.  Any company into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any company resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this Indenture without the execution of any instrument or further act.

11.9

Power of Trustee to Protect Interest

The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interest and the interest of the Debenture holders.

11.10

Acceptance of Trust

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions hereinbefore set forth in trust for the various persons who shall from time to time be Debenture holders or holders of coupons subject to all the terms and conditions herein set forth.

11.11

Duty of Trustee

In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debenture holders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

11.12

Provisions Relieving Liability

The provisions of Section 11.11 shall apply notwithstanding any provision in this Indenture, including any provision relieving or purporting to relieve the Trustee from liability for its own negligent action or failure to act or its own wilful misconduct.

11.13

Material Conflict of Interest

If a material conflict of interest in the role of the Trustee as a fiduciary hereunder exists or shall arise, the Trustee shall within 90 days after ascertaining that it has such a material conflict of interest either eliminate such material conflict of interest or resign from office by giving notice in writing to the Corporation at least 21 days prior to such resignation within such period of 90 days and a new Trustee shall be appointed in accordance with the provisions of Section 11.8.

11.14

Notice of Events of Default

The Trustee shall give to the Debenture holders, within a reasonable time but not exceeding 30 days after the Trustee becomes aware of the occurrence thereof, notice in the manner provided in Section 3.12 of every Event of Default arising under this Indenture and continuing at the time such notice is given, unless the Trustee in good faith determines that the withholding of such notice is in the best interest of the Debenture holders and so advises the Corporation in writing.

11.15

Certificate of No Default

The Corporation shall furnish the Trustee annually within 120 days after the end of its fiscal year, and at any other reasonable time if the Trustee so requires, a Certificate of the Corporation stating that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default hereunder or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non compliance.

11.16

Trustee May Rely on Certain Documents

In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith rely, as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates furnished to the Trustee under Section 11.17 or pursuant to any other provision of this Indenture or at the request of the Trustee where,

(a)

in the case of a statutory declaration, opinion, report or certificate furnished under Section 11.17, the Trustee examines the same and determines that it complies with the applicable requirements, if any, of Section 11.17; or

(b)

in the case of a statutory declaration, opinion, report or certificate furnished pursuant to any other provision of this Indenture or at the request of the Trustee, the Trustee examines the same and determines that it complies with the applicable requirements, if any, of this Indenture.

11.17

Evidence of Compliance

(a)

The Corporation shall furnish to the Trustee evidence of compliance by the Corporation with the conditions precedent provided for in this Indenture to be fulfilled by the Corporation relating to,

(i)

the certification and delivery of Debentures hereunder on the original issue thereof;

(ii)

the satisfaction and discharge of this Indenture; and/or

(iii)

the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation;

forthwith if and when such evidence is required to be furnished to the Trustee by this Indenture.

(b)

The evidence of compliance required under paragraph (a) of this Section 11.17 shall consist of,

(i)

a statutory declaration or a certificate made by a director or an officer of the Corporation stating that such conditions precedent have been complied with in accordance with the terms of this Indenture; and

(ii)

in the case of conditions precedent compliance with which are, by this Indenture, made subject to review of examination by Counsel, an opinion of Counsel that such conditions precedent have been complied with in accordance with the terms of this Indenture.

(c)

The evidence of compliance required under paragraph (a) of this Section 11.17 shall comply with any legislation relating to trust indentures applicable to this Indenture.

(d)

The Corporation shall, whenever the Trustee so requires by written notice, furnish the Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Corporation under this Indenture or as a result of any obligation imposed by this Indenture.

12.

FORM OF MEDIUM TERM NOTES

12.1

Form of Medium Term Notes

The following is substantially the form of the Medium Term Notes referred to in Section 2.4:

No.

_____$

TALISMAN ENERGY INC.

(Incorporated under the laws of Canada)

MEDIUM TERM NOTE

Medium Term Note Terms

Date:

Maturity Date:

Interest Payment Method:

Fixed at _____% per annum;

Floating at

plus ______% reset on _____________; or

Not applicable - Discount Note

Interest Payment Date(s):

Principal Sum: __________ in the lawful currency of

Redemption Provisions:

Not redeemable prior to maturity

Redeemable at:

Par plus _____% between and _____.

Par plus _____% between and _____.

Par from _____ to maturity.

Talisman Energy Inc. (the "Corporation") for value received promises to pay to or to the order of:

on the maturity date above in accordance with the provisions of the Indenture hereinafter mentioned the above principal sum in the currency specified above on presentation and surrender of this Medium Term Note at any of the principal offices of Computershare Trust Company of Canada in the cities of Calgary, Montreal, Toronto and Vancouver and, subject as hereinafter provided, to pay interest if specified above, on the principal amount hereof from the date hereof, or from the last interest payment date to which interest shall have been paid or made available for payment hereon, whichever is later, at the interest rate above without adjustment for advance payment of interest, in like money, on the interest payment date(s) above in each year.  Should the Corporation at any time make default in the payment of any principal or interest, the Corporation shall pay interest on the amount in default at the interest rate specified above or, if no rate is specified, at an annual rate equivalent to the annual rate of interest announced from time to time by the Royal Bank of Canada as being its prime rate then in effect on Canadian dollar  loans made in Canada.

Interest hereon, if specified above, shall be payable by cheque mailed to the registered holder hereof and subject to the provisions of the Indenture, the mailing of such cheque shall, to the extent of the sum represented thereby (plus the amount of any tax withheld), satisfy and discharge all liability for interest on this Medium Term Note.  Notwithstanding the foregoing, interest payment hereon may also be made by electronic funds wire or other transmission of immediately available funds for credit to the commercial bank and account of the registered holder hereof.

This Medium Term Note is one of the Debentures of the Corporation issued or issuable in one or more series under the provisions of a Trust Indenture made as of the 19th day of December, 2005 (the "Indenture") between the Corporation and Computershare Trust Company of Canada, as Trustee (the "Trustee").  The Medium Term Notes, of which this is one, issued or issuable under the Indenture are unlimited as to aggregate principal amount.  The aggregate principal amount of Debentures of other series which may be authorized under the Indenture is unlimited but such Debentures may be issued only upon the terms and subject to the conditions provided in the Indenture.  Reference is hereby made to the Indenture for a description of the terms and conditions upon which the Debentures are or are to be issued and held and the rights of the holders of the Debentures and of the Corporation and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the holder of this Medium Term Note by acceptance hereof assents.

Upon compliance with the provisions of the Indenture, Medium Term Notes in registered form of any denomination may be exchanged for an equal aggregate principal amount of Medium Tern Notes in registered form in any other authorized denomination or denominations.

If specified above, this Medium Term Note is redeemable in accordance with the terms of the Indenture.

The principal amount hereof may become or be declared due and payable before the stated maturity in the events, in the manner and with the effect provided in the Indenture.

The Indenture contains provisions making binding upon all holders of Debentures outstanding thereunder (or in certain circumstances specific series of Debentures) resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders of a specified majority of Debentures outstanding (or specific series as the case may be).

This Medium Term Note may only be transferred, upon compliance with the conditions prescribed in the Indenture, at any one of the principal offices of the Trustee, in the cities of Calgary, Montreal, Toronto and Vancouver and in such other place or by such other registrar (if any) as the Corporation with the approval of the Trustees may designate.  No transfer of this Medium Term Note shall be valid unless made on the register by the registered holder hereof or his executors, administrators or other legal representatives, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe and upon surrender of this Medium Term Note for cancellation.  Thereupon a new Medium Term Note or Medium Term Notes in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

This Medium Turn Note shall not become obligatory for any purpose until certified by the Trustee for the time being under the Indenture.

In Witness Whereof Talisman Energy Inc. has signed this Medium Tem Note by its duly authorized officers as of the issue date.

Talisman Energy Inc.

by:

Authorized Officer

by:

Authorized Officer

Trustee's Certificate

This is one of the Medium Term Notes referred to in the Indenture within mentioned.

Computershare Trust Company of Canada, Trustee

by:

Authorized Officer

Date of Certification:

13.

ARTICLE

13.1

Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear a date as of the date first above written.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf as of the date first above written.

TALISMAN ENERGY INC.
Per: "Michael D. McDonald"
Name: Michael D. McDonald Title: Executive Vice-President, Finance and Chief Financial Officer
Per: "M. Jacqueline Sheppard"
Name: M. Jacqueline Sheppard Title: Executive Vice-President, Corporate and Legal, and Corporate Secretary

COMPUTERSHARE TRUST COMPANY OF CANADA
Per: "Nimmi Khangura"
Name: Nimmi Khangura Title: Professional, Corporate Trust
Per: "Nicole H. Clement"
Name: Nicole H. Clement Title: General Manager

- # -

Schedule A

to the Trust Indenture dated as of December 19, 2005 made between Talisman Energy Inc.  and Computershare Trust Company of Canada, as Trustee.

Designation

Pursuant to a Trust Indenture dated as of December 19, 2005 between Talisman Energy Inc.  (the "Corporation") and Computershare Trust Company of Canada, as amended and supplemented from time to time, the Corporation hereby designates the following corporation as a "Restricted Subsidiary":

DATED effective this • day of •, •

TALISMAN ENERGY INC.

Per:

Per: